  We, the undersigned being the president and Secretary, respectively Of Capital Holding Corporation, a corporation organized under the General Corporation Law of the State of Delaware on March 26, 1969, do hereby certify under seal of the Corporation as follows:

I. The following Restated Certificate of Incorporation correctly sets forth without change the corresponding provisions of the Corporation's Certificate of Incorporation as heretofore amended, and supersedes the Certificate of Incorporation and all previous amendments thereto:

                     RESTATED CERTIFICATE OF INCORPORATION

                                      OF

                          CAPITAL HOLDING CORPORATION

  FIRST. The name of the Corporation is Capital Holding Corporation.

  SECOND. The address of the Corporation's registered office in the State of Delaware is 229 South State Street in the City of Dover, County of Kent. The name of its registered agent at such address is United States Corporation Company.

  THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

  FOURTH. (A) The total number of shares of all classes of stock which the Corporation shall have authority to issue is seventy-five million, of which six million are to be Preferred Stock, par value $5 per share (hereafter called the "Preferred Stock"), and sixty-nine million are to be Common Stock, par value $1 per share (hereafter called the "Common Stock").

  (B) The designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions on the Preferred Stock and the Common Stock are as follows:

        (1) The Preferred Stock may be issued from time to time as fully paid and non-assessable shares of one or more series. All shares of Preferred Stock shall be of equal rank with each other, regardless of series, and shall be identical with each other in all respects except as provided in or permitted by the paragraph next following; and the shares of Preferred Stock of any one series shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall be cumulative, if so provided.

        The number of shares of each such series and the voting powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof shall be fixed by and set forth in resolutions of the Board of Directors of the Corporation pursuant to authority hereby expressly vested in such Board. The authority of the Board of Directors with respect to each series shall include to the full extent now or hereafter permitted by the laws of Delaware, but shall not be limited to, the determination or fixing of the following:

        (a) The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors to the extent permitted by law;

        (b) The dividend rate of such series, the conditions and times upon which such dividends shall be payable, the relations which such dividends shall bear to the dividends payable on any other class or classes of stock or series thereof, or any other series of the same class, whether the Corporation shall be required to pay such dividends on specified dates, if funds are legally available for the payment thereof, or whether the payment of such dividends shall be entirely at the discretion of the Board of Directors, whether such dividends shall be payable in cash or by the issuance of Common or Preferred Stock of the Corporation, and whether dividends shall be cumulative or noncumulative;

        (c) Whether or not the shares of such series shall be subject to redemption by the Corporation and the conditions thereof, and the times, prices and other terms and provisions upon which the shares of the series may be redeemed;

        (d) Whether or not the shares of the series shall be subject to the operation of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

        (e) Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes, with or without par value, or any other series of the same class, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

        (f) Whether or not the shares of the series have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

        (g) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution, or upon the distribution of assets of the Corporation;

        (h) Any other powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation.

(C)             Adjustable Rate Cumulative
                --------------------------
                 Preferred Stock, Series F
                 -------------------------
                (Par Value $5.00 Per Share)


  "RESOLVED that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation (hereinafter called the 'Certificate of Incorporation'), the Board of Directors hereby provides for the issuance of a series of Preferred Stock of the Corporation to consist of 1,000,000 shares, and hereby fixes the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series, in addition to those set forth in the Certificate of Incorporation, as follows:

          "(a) Designation. This resolution shall provide for a single series of Preferred Stock, the designation of which shall be 'Adjustable Rate Cumulative Preferred Stock, Series F' (hereinafter called this 'Series') and the number of authorized shares constituting this Series is one million (1,000,000). Shares of this Series shall be issued in a face value of $100 per share and shall have a par value of $5.00 per share. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors of the Corporation and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

          "(b) Dividends.

          "(1) Dividends on each $100 face value share of this Series shall be equal to: (i) for the periods (the 'Initial Dividend Period') from the date of their original issue to and including January 15, 1983 and April 15, 1983, 10% per annum multiplied by such $100 face value, and (ii) for each quarterly dividend period (hereinafter referred to as a 'Quarterly Dividend Period'; and the Initial Dividend Period or any Quarterly Dividend Period being hereinafter individually referred to as a 'Dividend Period' and collectively referred to as 'Dividend Periods')
        thereafter, which Quarterly Dividend Periods shall commence on January 16, April 16, July 16 and October 16 in each year end shall end on and include the day next preceding the first day of the next Quarterly Dividend Period the Applicable Rate (as defined in paragraph (2) of this Section (b)) per annum in respect of such Quarterly Dividend Period multiplied by such $100 face value. Such dividends shall be cumulative from the date of original issue of such shares and shall be payable, when and as declared by the Board of Directors, out of assets legally available for such purpose, on January 15, April 15, July 15, and October 15, of each year, commencing January 15, 1983, except that if such date is a Saturday, Sunday or legal holiday, then such dividend shall be payable on the first immediately preceding calendar day which is not a Saturday, Sunday or legal holiday. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the books of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends in arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on any date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation.

            "(2) Except as provided below in this paragraph, the 'Applicable Rate' for any Quarterly Dividend Period shall be (a) the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such Dividend Period, less (b) 1.85%. In the event that the Corporation determines in good faith that for any reason:

                "(i) any one of the Treasury Bill Rate, the Ten Year Constant
            Maturity Rate and the Twenty Year Constant Maturity Rate cannot be determined for any Quarterly Dividend Period, then the Applicable Rate for such Dividend Period shall be (a) the higher of whichever two of such Rates can be so determined, less (b) 1.85%:

             "(ii) only one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate can be determined for any Quarterly Dividend Period, then the Applicable Rate for such Dividend Period shall be (a) whichever such Rate can be so determined, less (b) l.85%; or

             "(iii) none of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate can be determined for any Quarterly Dividend Period, then the Applicable Rate in effect for the preceding Dividend Period shall be continued for such Dividend Period.

Anything herein to the contrary notwithstanding, the Applicable Rate for any Quarterly Dividend Period shall in no event be less than 6-3/4% per annum or greater than 14% per annum.

        "(3) Except as provided below in this paragraph, the Treasury Bill
Rate' for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as defined below) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board during the last Calendar Period of March, June, September or December, as the case may be, immediately prior to the commencement of the Quarterly Dividend Period for which the Applicable Rate is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a weekly per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates

(or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period) for all of the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any Quarterly Dividend Period as provided above in this paragraph, the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than l00 days, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.


        "(4) Except as provided below in this paragraph, the 'Ten Year Constant Maturity Rate' for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period), as published weekly by the Federal Reserve Board during the last Calendar Period of March, June, September or December, as the case may be, immediately prior to the commencement of the Quarterly Dividend Period for which the Applicable Rate is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a weekly per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield shall be published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities as defined below) then having maturities of not less than eight nor more than twelve years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Ten
Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

        "(5) Except as provided below in this paragraph, the 'Twenty Year Constant Maturity Rate' for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period), as published weekly by the Federal Reserve Board during the last Calendar Period of March, June, September or December, as the case may be, immediately prior to the commencement of the Quarterly Dividend Period for which the Applicable Rate is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Twenty Year Average Yield during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a weekly per annum Twenty Year Average Yield shall not be published by the Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield shall be published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eighteen nor more than twenty-two years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Twenty Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eighteen nor more than twenty-two years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations shall not be available) to the corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

        "(6) The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate shall each be rounded to the nearest five one-hundredths of a percentage point.

        "(7) The Applicable Rate with respect to each Quarterly Dividend Period will be calculated as promptly as practicable by the Corporation according to the appropriate method described herein. The mathematical accuracy of each such calculation will be confirmed in writing by independent accountants of recognized national standing. The Corporation will cause each Applicable Rate to be published in a newspaper of general circulation in New York City prior to the commencement of the new Quarterly Dividend Period to which it applies and will cause notice of such Applicable Rate to be enclosed with the dividend payment checks next mailed to the holders of record of shares of this Series.

        "(8) For purposes of this Section (b), the term

             (i) 'Calendar Period' shall mean 14 consecutive calendar days;

             (ii) 'Special Securities' shall mean securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holders and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount;

             (iii) 'Ten Year Average Yield' shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and

             (iv) 'Twenty Year Average Yield' shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 20 years).

        "(9) Except as hereinafter provided, no dividends shall be declared or paid or set apart for payment on the Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid on this Series for all past Dividend Periods. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.


        "(10) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock of the Corporation ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (9) of this Section (b)) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid or contemporaneously are declared and paid for all past Dividend Periods.

        "(11) Dividends payable on this Series for each full Quarterly Dividend Period shall be computed by annualizing the Applicable Rate, dividing by four and multiplying by the face amount per share. Dividends payable on this Series for any period less than a full Quarterly Dividend Period, and for the Initial Dividend Period, shall be computed on the basis of a 360-day year of 30-day months.

        "(c) Redemption.

        "(1) The shares of this Series shall not be redeemable prior to November 15, 1987. On and after November 15, 1987, the Corporation, at its sole option, may redeem shares of this Series, as a whole or in part, at any time or from time to time, at a redemption price (i) in the case of any redemption on a redemption date occurring on or after November 15, 1987, and prior to November 15, 1992, of $103.00 per share and (ii) in the case of any redemption on a redemption date occurring on or after November 15, 1992, of $100 per share, plus, in each case, accrued (whether or not declared) and unpaid dividends thereon to the date fixed for redemption.

        "(2) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method as may be determined by the Board of Directors in its sole discretion to be equitable, except that in any redemption of fewer than all the outstanding shares the Corporation may redeem all shares of this Series held by all holders of a number of shares not to exceed 100 as may be specified by the Corporation.

        "(3) In the event the Corporation shall redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the books of the Corporation. Each such notice shall state:
(i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

        "(4) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price of the shares called for redemption) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

        "(5) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

        "(6) Notwithstanding the foregoing provisions of this Section (c), unless the full cumulative dividends on all outstanding shares of this Series shall have been paid or contemporaneously are declared and paid for all past Dividend Periods, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

        "(d) Conversion or Exchange. The holders of shares of this Series shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

        "(e) Voting. The shares of this Series shall not have any voting powers either general or special, except that

                "(1) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation and Terms or any similar document relating to any series of Preferred Stock) so as to affect adversely the powers, preferences, or rights, of this Series. The increase of the authorized amount of the Preferred Stock, or the creation or authorization of any shares of any other class of stock of the Corporation ranking prior to or on a parity with the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such parity shares, or the creation or authorization of any obligation or security convertible into or evidencing the right to purchase any such prior to parity shares shall not be deemed to affect adversely the powers, preferences or rights of this Series;

                "(2) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the issuance of any shares of any class of stock of the Corporation ranking prior to the shares of this Series as to dividends or upon liquidation, or the reclassification of any outstanding stock of the Corporation into any such prior shares, or the issuance of any obligation or security convertible into or evidencing the right to purchase any such prior shares;

        "(3) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the merger or consolidation of the Corporation into or with any other corporation if such merger or consolidation would adversely affect the powers, preferences or rights of this Series or such other series of Preferred Stock or if, after such merger or consolidation there shall be outstanding any shares of any class of stock ranking prior to the shares of this Series as to dividends or upon liquidation or any obligation or security convertible into or evidencing the right to purchase any such prior shares (except such stock, securities or obligations of the Corporation as may have been outstanding immediately preceding such merger or consolidation).

        "(4) If, on the date used to determine stockholders of record for any meeting of stockholders for the election of directors, a default in preference dividends on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Each director elected by the holders of shares of Preferred Stock (herein called a 'Preferred Director'), shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist (A) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (B)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (B) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and no default in preference dividends shall exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a 'default in preference dividends' on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued and unpaid dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist hereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid for all past Dividend Periods.

        "(f) Liquidation Rights.

                "(1) Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $100 per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

                "(2) Neither the sale, lease or exchange (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Corporation or the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section (f).

                "(3) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section
        (f), the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                "(4) In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph

        (1) of this Section (f), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

        "(g) For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

                "(1) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in preference or priority to the holders of shares of this Series;

                "(2) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

                "(3) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in preference or priority to the holders of shares of such class or classes."

(D)             $12.25 Cumulative Preferred Stock, Series B
                -------------------------------------------
                        (Par Value $5.00 Per Share)


        RESOLVED, that 400,000 shares of the total authorized amount of 2,000,000 shares of preferred stock be issued in and constitute a single series designated "$12.25 Cumulative Preferred Stock, Series B" (the "Series"). Each share of the Series shall be issued for a consideration of $100.00 and shall have a par value of $5.00. Of the consideration for each share, the par value of $5.00 shall be capital of the Corporation. The shares of the Series shall have the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof hereinafter set forth:

A. DIVIDEND RIGHTS

        Out of the assets of the Corporation which are by law available for the payment of dividends, the holders of shares of this Series shall be entitled to receive, as and when declared by the Board of Directors, cumulative cash dividends, at, but not exceeding, the rate of $12.25 per share per annum, payable quarterly on the fifteenth days of April, July, October and January of each year, accruing from the date of issuance or from such other date as may be specified by the Board of Directors. Each dividend payment shall be made to the holders of shares of this Series of record on the date, not exceeding sixty (60) days preceding the date for such payment, fixed for the purpose by the Board of

Directors in advance of such payment. The holders of shares of this Series shall be entitled to no other dividends. Any dividend declared in any quarterly period shall be deemed to have been declared with respect to the quarterly period ending immediately prior to the day upon which such dividend is payable.

                So long as any shares of this Series are outstanding, unless:

                (i) in case of a dividend declaration, such dividend is payable not more than sixty (60) days after the date of record for determining the holders to whom the dividend is to be paid, and

                (ii) a full cash dividend on the shares of this Series for all past quarterly dividend periods and for the quarterly period during which such declaration, distribution, purchase, redemption or acquisition occurs, shall have been paid or declared, and a sum sufficient for the payment thereof set apart, no dividends shall be declared, and no distribution made, on any shares of common stock (other than in shares of common stock), nor shall any shares of common stock be purchased, redeemed or otherwise acquired for value by Corporation or any subsidiary, and no dividends shall be declared, and no distribution made, on any shares of any other series of or class of preferred stock unless proportionate dividends are paid on all series of parity ranking preferred shares, nor shall any shares of any other series or class of preferred stock be purchased, redeemed or otherwise acquired for value by the Corporation or any subsidiary unless all such preferred shares are redeemed or an offer to purchase is made to all holders of such preferred shares on substantially equal terms.

        Provided, however, that, notwithstanding the foregoing, (i) the Corporation may make any required sinking fund redemption (including delinquent accrued dividends) on this or any other series or class of preferred stock if the number of shares of such series or class of preferred stock being so redeemed bears (as nearly as practicable) the same ratio to the aggregate number of shares of such series or class then due to be redeemed as the number of shares of this Series being redeemed bears to the aggregate number of shares of this Series then due to be redeemed and (ii) the foregoing restrictions shall not apply to the acquisition of any stock solely in exchange for or solely out of the proceeds of sale of stock.

B. REDEMPTION AND SINKING FUND

        Mandatory Redemption (Sinking Fund). Shares of this Series shall be subject to redemption through the operation of a sinking fund (herein called the "Sinking Fund") at the redemption price (the "Sinking Fund Redemption Price") of $100 per share plus an amount equal to the dividends accrued and unpaid thereon to the redemption date, whether or not earned or declared. For the purposes of the Sinking Fund, out of any funds of the Corporation legally available therefor remaining after full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set apart for payment, as and when directed by the Board of Directors the Corporation shall set aside in cash, annually on October 15 commencing October 15, 1991, and ending October 15, 2000, an amount sufficient to redeem, at the Sinking Fund Redemption Price, ten percent (l0%) of the shares of this Series. In the event such amounts are not set aside, the holders of shares of this Series shall have such exclusive rights and remedies as are set forth herein.

  The Sinking Fund shall be cumulative so that if on any such October 15 the funds of the Corporation legally available therefor shall be insufficient to permit any such amount to be set aside in full, or if for any other reason such amount shall not have been set aside in full, the amount of the deficiency shall be set aside, but without interest, before any cash dividend shall be paid or declared, or any distribution made, on any junior shares or before any junior shares or any shares of preferred stock shall be purchased, redeemed or otherwise acquired by the Corporation, or any moneys shall be paid to or set aside or made available for a sinking fund for the purchase or redemption of any junior shares or any shares or parity ranking preferred stock; provided, however, that, notwithstanding the existence of any such deficiency, the Corporation may make any required sinking fund redemption on any other series or class of preferred stock if the number of shares of such other series or class of preferred stock being so redeemed bears (as nearly as practicable) the same ratio to the aggregate number of shares of such other series or class then due to be redeemed as the number of shares of this Series being redeemed bears to the aggregate number of shares of this Series then due to be redeemed.

  Moneys in the Sinking Fund shall be applied on such October 15 to the redemption of shares of this Series. The Corporation shall, prior to each such Sinking Fund redemption, give notice of redemption as hereinafter provided.

  In addition, the Corporation shall have the right, at its option, to redeem at the Sinking Fund Redemption Price on October 15, 1991, and on any October 15 thereafter, an additional number of shares of this Series equal to the number it is required to redeem on such date. This right shall not be cumulative from year to year and shall not in the aggregate exceed 25% of the shares of this issue.

  Optional Redemption. Shares of this Series may be redeemed at the option of the Corporation, in whole or in part, on any date on or after October 15, 1990 upon at least thirty (30) days' notice as hereinafter provided, out of any funds of the Corporation legally available therefor remaining after full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set aside for payment, at $105 per share plus an amount equal to the dividends accrued and unpaid to the date fixed for redemption, whether or not earned or declared, the total sum so payable being herein referred to as the "Redemption Price".

          Special Redemption. If the situation arises under which the Corporation is required to attain approval of a specified percentage of the holders of shares of this Series to effect a merger, consolidation or sale of assets, and such approval is denied, then the Corporation shall have the special option of redeeming shares of this Series as an entirety at the Sinking Fund Redemption Price.

          Repurchases. So long as the Corporation has paid, or made provision for all dividends previously accrued on shares of this Series, it may re-purchase shares of this Series on a negotiated basis, provided no redemption of shares of this Series (other than as required by the Mandatory Redemption (Sinking Fund) section of this Paragraph B) nor any other purchase or acquisition of shares of this Series by the Corporation shall constitute a redemption of such shares in lieu of or as a credit against the Mandatory Redemption (Sinking Fund) requirements of this Paragraph B.

          Notice and Payment. Notice of every redemption shall be sent by certified mail, return receipt requested, to the holders of record of the shares of this Series so to be redeemed, at their respective addresses as the same shall appear on the records of the Corporation, or as given by such holder to the Corporation for the purpose of notice, or if no such address appears or is so given, at the place where the principal office of the Corporation is located. Such notice shall be mailed at least thirty (30) but not more than sixty (60) days in advance of the date fixed for such redemption. Each such notice of redemption shall state how many, if not all, of the shares of the Series are to be redeemed, the date fixed for redemption, the Redemption Price and/or Sinking Fund Redemption Price and the manner and place of payment of such Redemption Price and/or Sinking Fund Redemption Price.

          Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice. In any case, failure duly to give notice by mail, or any defect in notice, to the holder of any share designated for redemption shall not affect the validity of the proceedings for the redemption of any other share.


          In the case of the redemption of a part only of the shares of this Series at the time outstanding, the Corporation shall select pro rata, in such reasonable manner as the Board of Directors may determine, the shares to be redeemed. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which and the terms and conditions upon which shares of this Series shall from time to time be redeemable. On and after the date specified in such notice, each holder of the shares of this Series called for redemption as aforesaid, upon presentation and surrender at the place designated in such notice of the certificate or certificates for shares of this Series held by him, properly endorsed in blank for transfer or accompanied by proper instruments of assignment in blank (if required by the Corporation) and bearing all necessary stock transfer tax stamps thereto affixed and cancelled, shall be entitled to receive therefor the redemption price thereof.

   From and after the date of redemption specified in such notice (unless default shall be made by the Corporation in providing moneys for the payment of the redemption price) all dividends upon shares of this Series so called for redemption shall cease to accrue and, from and after said date (unless default shall be made by the Company as aforesaid) or, if the Corporation shall so elect, from and after the date specified therefor in the notice of redemption (prior to the date of redemption so specified) on which the Corporation shall provide the moneys for the payment of the redemption price by depositing the amount thereof in trust for such purpose with a bank or trust company doing business in the Commonwealth of Kentucky, and having a capital and surplus of at least $10,000,000, all rights of the holders of shares of this Series so called for redemption as stockholders of the Corporation, excepting only the right to receive the redemption price of such shares on and after the redemption date without interest thereon, shall cease and determine.

  In case any holders of shares of this Series so called for redemption shall not, within six years after such deposit, claim the amounts deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holders.

C. CONVERSION RIGHTS

  The holders of shares of this Series shall not have the right to convert such shares into, or exchange such shares for, shares of any other class, or of any other series of the same class, of the Corporation.

D. VOTING RIGHTS

  Except as otherwise required by law, holders of shares of this Series shall have no voting rights nor be entitled to notice of or to attend any meetings of stockholders; provided, however, that:

  Defaults. (a) If and whenever accrued dividends on the shares of this Series or any preferred shares of any other series ranking on a parity shall not have been paid in an aggregate amount equal to or greater than six quarter-annual dividends on the shares of this Series or such other preferred shares at the time outstanding or if and whenever any mandatory redemptions of shares of this Series or any other preferred shares at the time ranking on a parity with this Series have not been made (each such series being, in this Paragraph D, called a "series in arrears") then, and in any such event, the number of Directors then constituting the entire Board of Directors of the Corporation shall automatically be increased by two Directors and the holders of the shares of all series in arrears, voting together as a single class, shall be entitled to fill such newly created directorships. Such right to vote as a single class to elect two Directors shall, when vested, continue until all dividends in default on the shares of this

Series, and such other preferred shares, as the case may be, shall have been paid in full and all delinquent mandatory redemptions of shares of this Series and such other preferred shares, as the case may be, have been made and, when so done, such right to elect two Directors separately as a class shall cease, subject, always, to the same provisions for the vesting of such right to elect two Directors separately as a class in the case of future defaults. At any time when such right to elect two Directors separately as a class shall have so vested the Corporation may, and upon the written request of the holders of record of not less than twenty percent (20%) of the total number of shares of all series in arrears then outstanding shall, call a special meeting of the holders of such shares to fill such newly created directorships for the election of Directors. In the case of such a written request, such special meeting shall be held within ninety {90) days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the By-Laws of the Corporation, provided that the Corporation shall not be required to call such a special meeting if such request is received less than one hundred twenty
(120) days before the date fixed for the next ensuing annual meeting of shareholders of the Corporation, at which meeting such newly created directorships shall be filled by the holders of the shares of each series in arrears, voting together as a single class.

   (b) So long as any shares of this Series are outstanding, the By-Laws of the Corporation shall at all times be such that the exercise, by the holders of shares of this Series (of any other series) of the right to elect Directors under the circumstances provided for in this Paragraph D will not contravene any provision of the Certificate of Incorporation restricting the number of Directors which may constitute the entire Board of Directors of the Corporation.

   (c) Directors elected pursuant to this Paragraph D shall serve until the earlier of (i) the next annual meeting of the shareholders of the Corporation and the election (by the holders of the shares of each series in arrears) and qualification of their respective successors or (ii) the next annual meeting of the shareholders of the Corporation following the date upon which all dividends in default on the shares of each series in arrears shall have been paid in full and any default in mandatory redemption shall have been cured. If, prior to the end of the term of any Director elected as aforesaid, a vacancy in the office of such Director shall occur during the continuance of such a default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by appointment by the remaining Director elected as aforesaid of a new Director for the unexpired term of such former Director.

   Miscellaneous. Without the affirmative vote of the holders of at least two-thirds of the outstanding preferred shares, voting as a single class (or, if less than all of the outstanding series of preferred shares would be adversely affected thereby, without the affirmative vote of the holders of at least two-thirds of the outstanding shares of each such series so affected, voting as a separate class), the Corporation may not

  (a) amend the Certificate of Incorporation so as to adversely affect the voting powers (except as such voting powers may be affected by the authorization of any additional preferred shares having the same voting rights as the outstanding preferred shares or by the authorization of any other shares of any class having voting rights which are not entitled to vote together with the preferred shares in any separate class vote of the preferred shares), rights or preferences of the preferred shares or such series;

  (b) authorize or create any class of stock ranking prior to shares of this Series;

  (c) issue any additional preferred shares ranking on a parity with shares of this Series unless, after giving effect to such issuance and the application of the proceeds thereof, net income (excluding nonrecurring items) of the Corporation for any period of twelve (12) consecutive months during the eighteen
(18) months immediately preceding the date of such issuance would be equal to not less than 200% of the annual dividend requirements of all shares (outstanding and pro forma) ranking prior to or on a parity with the shares of this Series with respect to dividends;

  (d) effect any merger or consolidation unless the Corporation is the survivor or the surviving corporation is organized under the laws of a state of the United States and it issues new preferred shares in exchange for shares of this Series with terms at least as favorable as provided herein for shares of this Series; or

  (e) effect a sale of substantially all of the assets of the Corporation.

  Voting. Whenever the holders of the preferred shares are entitled to vote as a single class, each holder of shares of this Series shall be Entitled to one vote for each such share held of record and, to the extent permitted by applicable law, (a) each holder of shares of any other series of the preferred shares shall be entitled to one vote for each $100 of the liquidation price (without regard to accrued dividends) in respect of the involuntary liquidation, dissolution or winding up of the Corporation of the shares of such series for each such share held of record and (b) in the case of any such shares such liquidation price of which shall not be an integral multiple of $100, each holder thereof shall be entitled to a vote in respect of each such share so held equal to the result obtained by multiplying one by a fraction, the numerator of which is a number equal to the number of dollars constituting such liquidation price of such share and the denominator of which is 100.

E. LIQUIDATION RIGHTS

  Before any distribution may be made to the holders of the common stock of the Corporation upon any liquidation, the holders of shares of this Series will be entitled to receive, in case of voluntary liquidation, $105 per share and, in case of involuntary liquidation, $100 per share plus, in each case, an amount equal to the dividends accrued and unpaid thereon, whether or not earned or declared.

  If upon any dissolution, liquidation or winding up of the Corporation, the assets available for distribution shall be insufficient to pay the holders of all shares of this Series then outstanding (and the holders of all shares of preferred stock of any other series then outstanding and ranking senior to or on a parity with the shares of this Series upon dissolution, liquidation or winding
up) the full amounts to which they respectively shall be entitled, the holders of shares of this Series (and the holders of shares of preferred stock of any other series ranking on a parity) shall share ratably in such distribution of assets in accordance with the amounts which would be payable if all such amounts were paid in full.

  Neither the consolidation nor merger of the Corporation with or into any other corporation nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Paragraph E.

(E) Amended $12.25 Cumulative Preferred Stock, Series B
    ---------------------------------------------------
                (Par Value $5.00 Per Share)

  RESOLVED, (a) that in the opinion of this Board of Directors it is adviseable to amend Paragraph E of the Designation and Terms of the Corporation's $12.25 Cumulative Preferred Stock, Series B, and of the Certificate evidencing such Designation and Terms, as set forth below, (b) that such Designation and Terms and Certificate be and are so amended, subject to the approval of all holders of outstanding shares of such Preferred Stock, and (c) the officers of the Corporation are directed to call a special meeting of such shareholders to approve such amendment, so that in its entirety such Paragraph E shall be as follows:

E. LIQUIDATION RIGHTS:

  Before any distribution may be made to the holders of the common stock of the Corporation upon any liquidation, the holders of shares of this Series will be entitled to receive $100 per share plus an amount equal to the dividends accrued and unpaid thereon, whether or not earned or declared;

  If upon any dissolution, liquidation or winding up of the Corporation, the assets available for distribution shall be insufficient to pay the holders of all shares of this Series then outstanding (and the holders of all shares of preferred stock of any other series then outstanding and ranking senior to or on a parity with the shares of this Series upon dissolution, liquidation or winding
up) the full amounts to which they respectively shall be entitled, the holders of shares of this Series (and the holders of shares of preferred stock of any other series ranking on a parity) shall share ratably in such distribution of assets in accordance with the amounts which would be payable if all such amounts were paid in full.

  Neither the consolidation nor merger of the Corporation with or into any other corporation nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Paragraph E.

(F)  Decrease of $12.25 Cumulative Preferred Stock, Series B
     -------------------------------------------------------
                (Par Value $5.00 Per Share)

  RESOLVED, that, pursuant to the provisions of (B) (6) of Article Fourth of the Certificate of Incorporation of the Corporation, 318,000 shares of "$12.25 Cumulative Preferred Stock, Series B" of the Corporation which have not been issued are returned to the status of authorized and unissued shares of Preferred Stock of the Corporation, and

  FURTHER RESOLVED, that the officers of the Corporation are authorized and directed to take such further action as in their opinion may be necessary or desirable to effectuate such return including but not limited to the execution and filing of any certificates to such effect as may be required under applicable law.

(G)  $14.00 Cumulative Preferred Stock, Series C
     --------------------------------------------
             (Par Value $5.00 Per Share)

  RESOLVED, that 150,000 shares of the total authorized amount of 2,000,000 shares of preferred stock be issued in and constitute a single series designated "$14 Cumulative Preferred Stock, Series C" (the "Series"). Each share of the Series shall be issued for a consideration of $100.00 and shall have a par value of $5.00. Of the consideration for each share, the par value of $5.00 shall be capital of the Corporation. The shares of the Series shall have the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof hereinafter set forth:

A. DIVIDEND RIGHTS

  Out of the assets of the Corporation which are by law available for the payment of dividends, the holders of shares of this Series shall be entitled to receive, as and when declared by the Board of Directors, cumulative cash dividends, at, but not exceeding, the rate of $14 per share per annum, payable quarterly on the first days of November, February, May and August of each year, accruing from the date of issuance or from such other date as may be specified by the Board of Directors. Each dividend payment shall be made to the holders of shares of this Series of record on the date, not exceeding sixty (60) days preceding the date for such payment, fixed for the purpose by the Board of Directors in advance of such payment. The holders of shares of this Series shall be entitled to no other dividends. Any dividend declared in any quarterly period shall be deemed to have been declared with respect to the quarterly period ending immediately prior to the day upon which such dividend is payable.

  So long as any shares of this Series are outstanding, unless:

    (i) in case of a dividend declaration, such dividend is payable not more than sixty (60) days after the date of record for determining the holders to whom the dividend is to be paid, and

    (ii) a full cash dividend on the shares of this Series for all past quarterly dividend periods and for the quarterly period during which such declaration, distribution, purchase, redemption or acquisition occurs, shall have been paid or declared, and a sum sufficient for the payment thereof set apart, no dividends shall be declared, and no distribution made, on any shares of common stock (other than in shares of common stock), nor shall any shares of common stock be purchased, redeemed or otherwise acquired for value by the Corporation or any subsidiary, and no dividends shall be declared, and no distribution made, on any shares of any other series of or class of preferred stock unless proportionate dividends are paid on all series of parity ranking preferred shares, nor shall any shares of any other series or class of preferred stock be purchased, redeemed or otherwise acquired for value by the Corporation or any subsidiary unless all such preferred shares are redeemed or an offer to purchase is made to all holders of such preferred shares on substantially equal terms.

  Provided, however, that, notwithstanding the foregoing, (i) the Corporation may make any required sinking fund redemption (including delinquent accrued dividends) on this or any other series or class of preferred stock if the number of shares of such series or class of preferred stock being so redeemed bears (as nearly as practicable) the same ratio to the aggregate number of shares of such series or class then due to be redeemed as the number of shares of this Series being redeemed bears to the aggregate number of shares of this Series then due to be redeemed and (ii) the foregoing restrictions shall not apply to the acquisition of any stock solely in exchange for or solely out of the proceeds of sale of stock.

B. REDEMPTION AND SINKING FUND

  Mandatory Redemption (Sinking Fund). Shares of this Series shall be subject to redemption through the operation of a sinking fund (herein called the "Sinking Fund") at the redemption price (the "Sinking Fund Redemption Price") of $100 per share plus an amount equal to the dividends accrued and unpaid thereon to the redemption date, whether or not earned or declared. For the purposes of the Sinking Fund, out of any funds of the Corporation legally available therefor remaining after full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set apart for pay-ment, as and when directed by the Board of Directors the Corporation shall set aside in cash, annually on August 1 commencing August 1, 1992, and ending August 1, 2001, an amount sufficient to redeem, at the Sinking Fund Redemption Price, ten percent (10%) of the shares of this Series. In the event such amounts are not set aside, the holders of shares of this Series shall have such exclusive rights and remedies as are set forth herein.

  The Sinking Fund shall be cumulative so that if on any such August 1 the funds of the Corporation legally available therefor shall be insufficient to permit any such amount to be set aside in full, or if for any other reason such amount shall not have been set aside in full, the amount of the deficiency shall be set aside, but without interest, before any cash dividend shall be paid or declared, or any distribution made, on any junior shares or before any junior shares or any shares of preferred stock shall be purchased, redeemed or otherwise acquired by the Corporation, or any moneys shall be paid to or set aside or made available for a sinking fund for the purchase or redemption of any junior shares or any shares or parity ranking preferred stock; provided, however, that, notwithstanding the existence of any such deficiency, the Corporation may make any required sinking fund redemption on any other series or class of preferred stock if the number of shares of such other series or class of preferred stock being so redeemed bears (as nearly as practicable) the same ratio to the aggregate number of shares of such other series or class then due to be redeemed as the number of shares of this Series being redeemed bears to the aggregate number of shares of this Series then due to be redeemed.

  Moneys in the Sinking Fund shall be applied on such August 1 to the redemption of shares of this Series. The Corporation shall, prior to each such Sinking Fund redemption, give notice of redemption as hereinafter provided.

  In addition, the Corporation shall have the right, at its option, to redeem at the Sinking Fund Redemption Price on August 1, 1992, and on any August 1 thereafter, an additional number of shares of this Series equal to the number it is required to redeem on such date. This right shall not be cumulative from year to year and shall not in the aggregate exceed 25% of the shares of this issue.

  Optional Redemption. Shares of this Series may be redeemed at the option of the Corporation, in whole or in part, on any date on or after August 1, 1991 upon at least thirty (30) days' notice as hereinafter provided, out of any funds of the Corporation legally available therefor remaining after full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set aside for payment, at S105 per share plus an amount equal to the dividends accrued and unpaid to the date fixed for redemption, whether or not earned or declared, the total sum so payable being herein referred to as the "Redemption Price".

  Special Redemption. If the situation arises under which the Corporation is required to attain approval of a specified per-centage of the holders of shares of this Series to effect a merger, consolidation or sale of assets, and such approval is denied, then the Corporation shall have the special option of redeeming shares of this Series as an entirety at the Sinking Fund Redemption Price.

  Repurchases. So long as the Corporation has paid, or made provision for all dividends previously accrued on shares of this Series, it may repurchase shares of this Series on a negotiated basis, provided no redemption of shares of this Series (other than as required by the Mandatory Redemption (Sinking Fund) section of this Paragraph B) nor any other purchase or acquisition of shares of this Series by the Corporation shall constitute a redemption of such shares in lieu of or as a credit against the Mandatory Redemption (Sinking Fund) requirements of this Paragraph B.

  Notice and Payment. Notice of every redemption shall be sent by certified mail, return receipt requested, to the holders of record of the shares of this Series so to be redeemed, at their respective addresses as the same shall appear on the records of the Corporation, or as given by such holder to the Corporation for the purpose of notice, or if no such address appears or is so given, at the place where the principal office of the Corporation is located. Such notice shall be mailed at least thirty (30) but not more than sixty (60) days in advance of the date fixed for such redemption. Each such notice of redemption shall state how many, if not all, of the shares of the Series are to be redeemed, the date fixed for redemption, the Redemption Price and/or Sinking Fund Redemption Price and the manner and place of payment of such Redemption Price and/or Sinking Fund Redemption Price.

  Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice. In any case, failure duly to give notice by mail, or any defect in notice, to the holder of any share designated for redemption shall not affect the validity of the proceedings for the redemption of any other share.

  In the case of the redemption of a part only of the shares of this Series at the time outstanding, the Corporation shall select pro rata, in such reasonable manner as the Board of Directors may determine, the shares to be redeemed. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which and the terms and conditions upon which shares of this Series shall from time to time be redeemable. On and after the date specified in such notice, each holder of the shares of this Series called for redemption as aforesaid, upon presentation and surrender at the place designated in such notice of the certificate or certificates for shares of this Series held by him, properly endorsed in blank for transfer or accompanied by proper instruments of assignment in blank (if required by the Corporation) and bearing all necessary stock transfer tax stamps thereto affixed and cancelled, shall be entitled to receive therefor the redemption price thereof.

  From and after the date of redemption specified in such notice (unless default shall be made by the Corporation in providing moneys for the payment of the redemption price) all dividends upon shares of this Series so called for redemption shall cease to accrue and, from and after said date (unless default shall be made by the Company as aforesaid) or, if the Corporation shall so elect, from and after the date specified therefor in the notice of redemption (prior to the date of redemption so specified) on which the Corporation shall provide the moneys for the payment of the redemption price by depositing the amount thereof in trust for such purpose with a bank or trust company doing business in the Commonwealth of Kentucky, and having a capital and surplus of at least $10,000,000, all rights of the holders of shares of this Series so called for redemption as stockholders of the Corporation, excepting only the right to receive the redemption price of such shares on and after the redemption date without interest thereon, shall cease and determine.

  In case any holders of shares of this Series so called for redemption shall not, within six years after such deposit, claim the amounts deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holders.

C. CONVERSION RIGHTS

  The holders of shares of this Series shall not have the right to convert such shares into, or exchange such shares for, shares of any other class, or of any other series of the same class, of the Corporation.

D. VOTING RIGHTS

  Except as otherwise required by law, holders of shares of this Series shall have no voting rights nor be entitled to notice of or to attend any meetings of stockholders; provided, however, that:

  Defaults. (a) If and whenever accrued dividends on the shares of this Series or any preferred shares of any other series ranking on a parity shall not have been paid in an aggregate amount equal to or greater than six quarter-annual dividends on the shares of this Series or such other preferred shares at the time outstanding or if and whenever any mandatory redemptions of shares of this Series or any other preferred shares at the time ranking on a parity with this Series have not been made (each such series being, in this Paragraph D, called a "series in arrears") then, and in any such event, the number of Directors then constituting the entire Board of Directors of the Corporation shall automatically be increased by two Directors and the holders of the shares of all series in arrears, voting together as a single class, shall be entitled to fill such newly created directorships. Such right to vote as a single class to elect two Directors shall, when vested, continue until all dividends in default on the shares of this Series, and such other preferred shares, as the case may be, shall have been paid in full and all delinquent mandatory redemptions of shares of this Series and such other preferred shares, as the case may be, have been made and, when so done, such right to elect two Directors separately as a class shall cease, subject, always, to the same provisions for the vesting of such right to elect two

Directors separately as a class in the case of future defaults. At any time when such right to elect two Directors separately as a class shall have so vested the Corporation may, and upon the written request of the holders of record of not less than twenty percent (20%) of the total number of shares of all series in arrears then outstanding shall, call a special meeting of the holders of such shares to fill such newly created directorships for the election of Directors. In the case of such a written request, such special meeting shall be held within ninety (90) days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the By-Laws of the Corporation, provided that the Corporation shall not be required to call such a special meeting if such request is received less than one hundred twenty
(120) days before the date fixed for the next ensuing annual meeting of shareholders of the Corporation, at which meeting such newly created directorships shall be filled by the holders of the shares of each series in arrears, voting together as a single class.

  (b) So long as any shares of this Series are outstanding, the By-Laws of the Corporation shall at all times be such that the exercise, by the holders of shares of this Series (of any other series) of the right to elect Directors under the circumstances provided for in this Paragraph D will not contravene any provision of the Certificate of Incorporation restricting the number of Directors which may constitute the entire Board of Directors of the Corporation.

  (c) Directors elected pursuant to this Paragraph D shall serve until the earlier of (i) the next annual meeting of the shareholders of the Corporation and the election (by the holders of the shares of each series in arrears) and qualification of their respective successors or (ii) the next annual meeting of the shareholders of the Corporation following the date upon which all dividends in default on the shares of each series in arrears shall have been paid in full and any default in mandatory redemption shall have been cured. If, prior to the end of the term of any Director elected as aforesaid, a vacancy in the office of such Director shall occur during the continuance of such a default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by appointment by the remaining Director elected as aforesaid of a new Director for the unexpired term of such former Director.

  Miscellaneous. Without the affirmative vote of the holders of at least two-thirds of the outstanding preferred shares, voting as a single class (or, if less than all of the outstanding series of preferred shares would be adversely affected thereby, without the affirmative vote of the holders of at least two-thirds of the outstanding shares of each such series so affected, voting as a separate class), the Corporation may not

  (a) amend the Certificate of Incorporation so as to adversely affect the voting powers (except as such voting powers may be affected by the authorization of any additional preferred shares having the same voting rights as the outstanding preferred shares or by the authorization of any other shares of any class having voting rights which are not entitled to vote together with the preferred shares in any separate class vote of the preferred shares), rights or preferences of the preferred shares or such series;

  (b) authorize or create any class of stock ranking prior to shares of this Series;

  (c) issue any additional preferred shares ranking on a parity with shares of this Series unless, after giving effect to such issuance and the application of the proceeds thereof, net income (excluding nonrecurring items) of the Corporation for any period of twelve (12) consecutive months during the eighteen
(18) months immediately preceding the date of such issuance would be equal to not less than 200% of the annual dividend requirements of all shares (outstanding and pro forma) ranking prior to or on a parity with the shares of this Series with respect to dividends;

  (d) effect any merger or consolidation unless the Corporation is the survivor or the surviving corporation is organized under the laws of a state of the United States and it issues new preferred shares in exchange for shares of this Series with terms at least as favorable as provided herein for shares of this Series; or

  (e) effect a sale of substantially all of the assets of the Corporation.

  Voting. Whenever the holders of the preferred shares are entitled to vote as a single class, each holder of shares of this Series shall be entitled to one vote for each such share held of record and, to the extent permitted by applicable law, (a) each holder of shares of any other series of the preferred shares shall be entitled to one vote for each $100 of the liquidation price (without regard to accrued dividends) in respect of the involuntary liquidation, dissolution or winding up of the Corporation of the shares of such series for each such share held of record and (b) in the case of any such shares such liquidation price of which shall not be an integral multiple of $100, each holder thereof shall be entitled to a vote in respect of each such share so held equal to the result obtained by multiplying one by a fraction, the numerator of which is a number equal to the number of dollars constituting such liquidation price of such share and the denominator of which is 100.

E. LIQUIDATION RIGHTS

  Before any distribution may be made to the holders of the common stock of the Corporation upon any liquidation, the holders of shares of this Series will be entitled to receive, in case of voluntary liquidation, $105 per share or, in case of involuntary liquidation, $100 per share plus, in each case, an amount equal to the dividends accrued and unpaid thereon, whether or not earned or declared.

  If upon any dissolution, liquidation or winding up of the Corporation, the assets available for distribution shall be insufficient to pay the holders of all shares of this Series then outstanding (and the holders of all shares of preferred stock of any other series then outstanding and ranking senior to or on a parity with the shares of this Series upon dissolution, liquidation or winding
up) the full amounts to which they respectively shall be entitled, the holders of shares of this Series (and the holders of shares of preferred stock of any other series ranking on a parity) shall share ratably in such distribution of assets in accordance with the amounts which would be payable if all such amounts were paid in full.

  Neither the consolidation nor merger of the Corporation with or into any other corporation nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Paragraph E.

(H) Amended $14.00 Cumulative Preferred Stock, Series C
    ---------------------------------------------------
                  (Par Value $5.00 Per Share)

  RESOLVED, (a) that in the opinion of this Board of Directors it is adviseable to amend Paragraph E of the Designation and Terms of the Corporation's $14.00 Cumulative Preferred Stock, Series C, and of the Certificate evidencing such Designation and Terms, as set forth below, (b) that such Designation and Terms and Certificate be and are so amended, subject to the approval of all holders of outstanding shares of such Preferred Stock, and (c) the officers of the Corporation are directed to call a special meeting of such shareholders to approve such amendment, so that in its entirety such Paragraph E shall be as follows:

E. LIQUIDATION RIGHTS

Before any distribution may be made to the holders of the common stock of the Corporation upon any liquidation, the holders of shares of this Series will be entitled to receive $100 per share plus an amount equal to the dividends accrued and unpaid thereon, whether or not earned or declared.

If upon any dissolution, liquidation or winding up of the Corporation, the assets available for distribution shall be insufficient to pay the holders of all shares of this Series then outstanding (and the holders of all shares of preferred stock of any other series then outstanding and ranking senior to or on a parity with the shares of this Series upon dissolution, liquidation or winding up) the full amounts to which they respectively shall be entitled, the holders of shares of this Series (and the holders of shares of preferred stock of any other series ranking on a parity) shall share ratably in such distribution of assets in accordance with the amounts which would be payable if all such amounts were paid in full.

Neither the consolidation nor merger of the Corporation with or into any other corporation nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Paragraph E.

(I) $15.00 Cumulative Preferred Stock, Series D
    -------------------------------------------
            (Par Value $5.00 Per Share)

    RESOLVED, that 100,000 shares of the total authorized amount of 2,000,000 shares of preferred stock be issued in and constitute a single series designated "$15 Cumulative Preferred Stock, Series D" (the "Series"). Each share of the Series shall be issued for a consideration of $100.00 and shall have a par value of $5.00. Of the consideration for each share, the par value of $5.00 shall be capital of the Corporation. The shares of the Series shall have the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof hereinafter set forth:

A. DIVIDEND RIGHTS

   Out of the assets of the Corporation which are by law available for the payment of dividends, the holders of shares of this Series shall be entitled to receive, as and when declared by the Board of Directors, cumulative cash dividends, at, but not exceeding, the rate of $15 per share per annum, payable quarterly on the first days of May, August, November and February of each year, accruing from the date of issuance or from such other date as may be specified by the Board of Directors. Each dividend payment shall be made to the holders of shares of this Series of record on the date, not exceeding sixty (60) days preceding the date for such payment, fixed for the purpose by the Board of Directors in advance of such payment. The holders of shares of this Series shall be entitled to no other dividends. Any dividend declared in any quarterly period shall be deemed to have been declared with respect to the quarterly period ending immediately prior to the day upon which such dividend is payable.

   So long as any shares of this Series are outstanding, unless:

   (i) in case of a dividend declaration, such dividend is payable not more than sixty (60) days after the date of record for determining the holders to whom the dividend is to be paid, and

   (ii) a full cash dividend on the shares of this Series for all past quarterly dividend periods and for the quarterly period during which such declaration, distribution, purchase, redemption or acquisition occurs, shall have been paid or declared, and a sum sufficient for the payment thereof set apart, no dividends shall be declared, and no distribution made, on any shares of common stock (other than in shares of common stock), nor shall any shares of common stock be purchased, redeemed or otherwise acquired for value by the Corporation or any subsidiary, and no dividends shall be declared, and no distribution made, on any shares of any other series of or class of preferred stock unless proportionate dividends are paid on all series of parity ranking preferred shares, nor shall any shares of any other series or class of preferred stock be purchased, redeemed or otherwise acquired for value by the Corporation or any subsidiary unless all such preferred shares are redeemed or an offer to purchase is made to all holders of such preferred shares on substantially equal terms.

   Provided, however, that, notwithstanding the foregoing, (i) the Corporation may make any required sinking fund redemption (including delinquent accrued dividends) on this or any other series or class of preferred stock if the number of shares of such series or class of preferred stock being so redeemed bears (as nearly as practicable) the same ratio to the aggregate number of shares of such series or class then due to be redeemed as the number of shares of this Series being redeemed bears to the aggregate number of shares of this Series then due to be redeemed and (ii) the foregoing restrictions shall not apply to the acquisition of any stock solely in exchange for or solely out of the proceeds of sale of stock.

  B. REDEMPTION AND SINKING FUND

  Mandatory Redemption (Sinking Fund). Shares of this Series shall be subject to redemption through the operation of a sinking fund (herein called the "Sinking Fund") at the redemption price (the "Sinking Fund Redemption Price") of $100 per share plus an amount equal to the dividends accrued and unpaid thereon to the redemption date, whether or not earned or declared. For the purposes of the Sinking Fund, out of any funds of the Corporation legally available therefor remaining after full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set apart for payment, as and when directed by the Board of Directors, the Corporation shall set aside in cash, annually on February 1 commencing February 1, 1993, and ending February 1, 2002, an amount sufficient to redeem, at the Sinking Fund Redemption Price, ten percent (10%) of the shares of this Series. In the event such amounts are not set aside, the holders of shares of this Series shall have such exclusive rights and remedies as are set forth herein.

  The Sinking Fund shall be cumulative so that if on any such February 1 the funds of the Corporation legally available therefor shall be insufficient to permit any such amount to be set aside in full, or if for any other reason such amount shall not have been set aside in full, the amount of the deficiency shall be set aside, but without interest, before any cash dividend shall be paid or declared, or any distribution made, on any junior shares or before any junior shares or any shares of preferred stock shall be purchased, redeemed or otherwise acquired by the Corporation, or any moneys shall be paid to or set aside or made available for a sinking fund for the purchase or redemption of any junior shares or any shares or parity ranking preferred stock; provided, however, that, notwithstanding the existence of any such deficiency, the Corporation may make any required sinking fund redemption on any other series or class of preferred stock if the number of shares of such other series or class of preferred stock being so redeemed bears (as nearly as practicable) the same ratio to the aggregate number of shares of such other series or class then due to be redeemed as the number of shares of this Series being redeemed bears to the aggregate number of shares of this Series then due to be redeemed.

  Moneys in the Sinking Fund shall be applied on such February 1 to the redemption of shares of this Series. The Corporation shall, prior to each such Sinking Fund redemption, give notice of redemption as hereinafter provided.

  In addition, the Corporation shall have the right, at its option, to redeem at the Sinking Fund Redemption Price on February 1, 1993, and on any February 1 thereafter, an additional number of shares of this Series equal to the number of shares of this Series equal to the number it is required to redeem on such date. This right shall not be cumulative from year to year and shall not in the aggregate exceed 25% of the shares of this issue.

  Optional Redemption. Shares of this Series may be redeemed at the option of the Corporation, in whole or in part, on any date on or after February 1, 1992 upon at least thirty (30) days' notice as hereinafter provided, out of any funds of the Corporation legally available therefor remaining after full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set aside for payment at $105 per share plus an amount equal to the dividends accrued and unpaid to the date fixed for redemption, whether or not earned or declared, the total sum so payable being herein referred to as the "Redemption Price".

  Special Redemption. If the situation arises under which the Corporation is required to attain approval of a specified percentage of the holders of shares of this Series to effect a merger, consolidation or sale of assets, and such approval is denied, then the Corporation shall have the special option of redeeming shares of this Series as an entirety at the Sinking Fund Redemption Price.

  Repurchases. So long as the Corporation has paid, or made provision for all dividends previously accrued on shares of this Series, it may repurchase shares of this Series on a negotiated basis, provided no redemption of shares of this Series (other than as required by the Mandatory Redemption (Sinking Fund) section of this Paragraph B) nor any other purchase or acquisition of shares of this Series by the Corporation shall constitute a redemption of such shares in lieu of or as a credit against the Mandatory Redemption (Sinking Fund) requirements of this Paragraph B.

  Notice and Payment. Notice of every redemption shall be sent by certified mail, return receipt requested, to the holders of record of the shares of this Series so to be redeemed, at their respective addresses as the same shall appear on the records of the Corporation, or as given by such holder to the Corporation for the purpose of notice, or if no such address appears or is so given, at the place where the principal office of the Corporation is located. Such notice shall be mailed at least thirty (30) but not more than sixty (60) days in advance of the date fixed for such redemption. Each such notice of redemption shall state how many, if not all, of the shares of the Series are to be redeemed, the date fixed for redemption, the Redemption Price and/or Sinking Fund Redemption Price and the manner and place of payment of such Redemption Price and/or Sinking Fund Redemption Price.

  Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice. In any case, failure to duly give notice by mail, or any defect in notice, to the holder of any share designated for redemption shall not affect the validity of the proceedings for the redemption of any other share.

  In the case of the redemption of a part only of the shares of this Series at the time outstanding, the Corporation shall select pro rata, in such reasonable manner as the Board of Directors may determine, the shares to be redeemed. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which and the terms and conditions upon which shares of this Series shall from time to time be redeemable. On and after the date specified in such notice, each holder of the shares of this Series called for redemption as aforesaid, upon presentation and surrender at the place designated in such notice of the certificate or certificates for shares of this Series held by him, properly endorsed in blank for transfer or accompanied by proper instruments of assignment in blank (if required by the Corporation) and bearing all necessary stock-transfer tax stamps thereto affixed and cancelled, shall be entitled to receive therefor the redemption price thereof.

  From and after the date of redemption specified in such notice (unless default shall be made by the Corporation in providing moneys for the payment of the redemption price) all dividends upon shares of this Series so called for redemption shall cease to accrue and, from and after said date (unless default shall be made by the Company as aforesaid) or, if the Corporation shall so elect, from and after the date specified therefor in the notice of redemption (prior to the date of redemption so specified) on which the Corporation shall provide the moneys for the payment of the redemption price by depositing the amount thereof in trust for such purpose with a bank or trust company doing business in the Commonwealth of Kentucky, and having a capital and surplus of at least $10,000,000, all rights of the holders of shares of this Series so called for redemption as stockholders of the Corporation, excepting only the right to receive the redemption price of such shares on and after the redemption date without interest thereon, shall cease and determine.

  In case any holders of shares of this Series so called for redemption shall not, within six years after such deposit, claim the amounts deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holders.

  C. CONVERSION RIGHTS

  The holders of shares of this Series shall not have the right to convert such shares into, or exchange such shares for, shares of any other class, or of any other series of the same class, of the Corporation.

  D. VOTING RIGHTS

  Except as otherwise required by law, holders of shares of this Series shall have no voting rights nor be entitled to notice of or to attend any meetings of stockholders; provided, however, that:

  Defaults. (a) If and whenever accrued dividends on the shares of this Series or any preferred shares of any other series ranking on a parity shall not have been paid in an aggregate amount equal to or greater than six quarter-annual dividends on the shares of this Series or such other preferred shares at the time outstanding or if and whenever any mandatory redemptions of shares of this Series or any other preferred shares at the time ranking on a parity with this Series have not been made (each such series being, in this Paragraph D, called a "series in arrears") then, and in any such event, the number of Directors then constituting the entire Board of Directors of the Corporation shall automatically be increased by two Directors and the holders of the shares of all series in arrears, voting together as a single class, shall be entitled to fill such newly created directorships. Such right to vote as a single class to elect two Directors shall, when vested, continue until all dividends in default on the shares of this Series, and such other preferred shares, as the case may be, shall have been paid in full and all delinquent mandatory redemptions of shares of this Series and such other preferred shares, as the case may be, have been made and, when so done, such right to elect two Directors separately as a class shall cease, subject, always, to the same provisions for the vesting of such right to elect two Directors separately as a class in the case of future defaults. At any time when such right to elect two Directors separately as a class shall have so vested the Corporation may, and upon the written request of the holders of record of not less than twenty percent (20%) of the total number of shares of all series in arrears then outstanding shall, call a special meeting of the holders of such shares to fill such newly created directorships for the election of Directors. In the case of such a written request, such special meeting shall be held within ninety (90) days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the By-Laws of the Corporation, provided that the Corporation shall not be required to call such a special meeting if such request is received less than one hundred twenty (120) days before the date fixed for the next ensuing annual meeting of shareholders of the Corporation, at which meeting such newly created directorships shall be filled by the holders of the shares of each series in arrears, voting together as a single class.

  (b) So long as any shares of this Series are outstanding, the By-Laws of the Corporation shall at all times be such that the exercise, by the holders of shares of this Series (or any other series) of the right to elect Directors under the circumstances provided for in this Paragraph D will not contravene any provision of the Certificate of Incorporation restricting the number of Directors which may constitute the entire Board of Directors of the Corporation.

  (c) Directors elected pursuant to this Paragraph D shall serve until the earlier of (i) the next annual meeting of the shareholders of the Corporation and the election (by the holders of the shares of each series in arrears) and qualification of their respective successors or (ii) the next annual meeting of the shareholders of the Corporation following the date upon which all dividends in default on the shares of each series in arrears shall have been paid in full and any default in mandatory redemption shall have been cured. If, prior to the end of the term of any Director elected as aforesaid, a vacancy in the office of such Director shall occur during the continuance of such a default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by appointment by the remaining Director elected as aforesaid of a new Director for the unexpired term of such former Director.

  Miscellaneous. Without the affirmative vote of the holders of at least two-thirds of the outstanding preferred shares, voting as a single class (or, if less than all of the outstanding series of preferred shares would be adversely affected thereby, without the affirmative vote of the holders of at least two-thirds of the outstanding shares of each such series so affected, voting as a separate class), the Corporation may not

  (a) amend the Certificate of Incorporation so as to adversely affect the voting powers (except as such voting powers may be affected by the authorization of any additional preferred shares having the same voting rights as the outstanding preferred shares or by the authorization of any other shares of any class having voting rights which are not entitled to vote together with the preferred shares in any separate class vote of the preferred shares), rights or preferences of the preferred shares or such series;

  (b) authorize or create any class of stock ranking prior to shares of this Series;

  (c) issue any additional preferred shares ranking on a parity with shares of this Series unless, after giving effect to such issuance and the application of the proceeds thereof, net income (excluding nonrecurring items) of the Corporation for any period of twelve (12) consecutive months during the eighteen (18) months immediately preceding the date of such issuance would be equal to not less than 200% of the annual dividend requirements of all shares (outstanding and pro forma) ranking prior to or on a parity with the shares of this Series with respect to dividends;

  (d) effect any merger or consolidation unless the Corporation is the survivor or the surviving corporation is organized under the laws of a state of the United States and it issues new preferred shares in exchange for shares of this Series with terms at least as favorable as provided herein for shares of this Series; or

  (e) effect a sale of substantially all of the assets of the Corporation.

  Voting. Whenever the holder of the preferred shares are entitled to vote as a single class, each holder of shares of this Series shall be entitled to one vote for such share held of record and, to the extent permitted by applicable law,
(a) each holder of shares of any other series of the preferred shares shall be entitled to one vote for each $100 of the liquidation price (without regard to accrued dividends) in respect of the involuntary liquidation, dissolution or winding up of the Corporation of the shares of such series for each such share held of record and (b) in the case of any such shares such liquidation price of which shall not be an integral multiple of $100, each holder thereof shall be entitled to a vote in respect of each such share so held equal to the result obtained by multiplying one by a fraction, the numerator of which is a number equal to the number of dollars constituting such liquidation price of such share and the denominator of which is 100.

  E. LIQUIDATION RIGHTS

  Before any distribution may be made to the holders of the common stock of the Corporation upon any liquidation, the holders of shares of this Series will be entitled to receive, in case of voluntary liquidation, $105 per share or, in case of involuntary liquidation, $100 per share plus, in each case, an amount equal to the dividends accrued and unpaid thereon, whether or not earned or declared.

  If upon any dissolution, liquidation or winding up of the Corporation, the assets available for distribution shall be insufficient to pay the holders of all shares of this Series then outstanding (and the holders of all shares of preferred stock of any other series then outstanding and ranking senior to or on a parity with the shares of this Series upon dissolution, liquidation or winding
up) the full amounts to which they respectively shall be entitled, the holders of shares of this Series (and the holders of shares of preferred stock of any other series ranking on a parity) shall share ratably in such distribution of assets in accordance with the amounts which would be payable if all such amounts were paid in full.

  Neither the consolidation nor merger of the Corporation with or into any other corporation nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Paragraph E.

(J)               Amended $15.00 Cumulative Preferred Stock,
                  ------------------------------------------
                                   Series D
                                   --------
                          (Par Value $5.00 Per Share)


  RESOLVED, (a) that in the opinion of this Board of Directors it is adviseable to amend Paragraph E of the Designation and Terms of the Corporation's $15.00 Cumulative Preferred Stock, Series D, and of the Certificate evidencing such Designation and Terms, as set forth below, (b) that such Designation and Terms and Certificate be and are so amended, subject to the approval of all holders of outstanding shares of such Preferred Stock, and (c) the officers of the Corporation are directed to call a special meeting of such shareholders to approve such amendment, so that in its entirety such Paragraph E shall be as follows:

E. LIQUIDATION RIGHTS

Before any distribution may be made to the holders of the common stock of the Corporation upon any liquidation, the holders of shares of this Series will be entitled to receive $100 per share plus an amount equal to the dividends accrued and unpaid thereon, whether or not earned or declared.

If upon any dissolution, liquidation or winding up of the Corporation, the assets available for distribution shall be insufficient to pay the holders of all shares of this Series then outstanding (and the holders of all shares of preferred stock of any other series then outstanding and ranking senior to or on a parity with the shares of this Series upon dissolution, liquidation or winding up) the full amounts to which they respectively shall be entitled, the holders of shares of this Series (and the holders of shares of preferred stock of any other series ranking on a parity) shall share ratably in such distribution of assets in accordance with the amounts which would be payable if all such amounts were paid in full.

Neither the consolidation nor merger of the Corporation with or into any other corporation nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Paragraph E.

(K)               $14.25 Cumulative Preferred Stock, Series E
                  -------------------------------------------
                          (Par Value $5.00 Per Share)

  RESOLVED, that 150,000 shares of the total authorized amount of 2,000,000 shares of preferred stock be issued in and constitute a single series designated "$14.25 Cumulative Preferred Stock, Series E" (the "Series"). Each share of the Series shall be issued for a consideration of $100.00 and shall have a par value of $5.00. Of the consideration for each share, the par value of $5.00 shall be capital of the Corporation. The shares of the Series shall have the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof hereinafter set forth:

A. DIVIDEND RIGHTS

Out of the assets of the Corporation which are by law available for the payment of dividends, the holders of shares of this Series shall be entitled to receive, as and when declared by the Board of Directors, cumulative cash dividends, at, but not exceeding, the rate of $14.25 per share per annum, payable quarterly on the first days of May, August, November and February of each year, accruing from the date of issuance or from such other date as may be specified by the Board of Directors. Each dividend payment shall be made to the holders of shares of this Series of record on the date, not exceeding sixty (60) days preceding the date for such payment, fixed for the purpose by the Board of Directors in advance of such payment. The holders of shares of this Series shall be entitled to no other dividends. Any dividend declared in any quarterly period shall be deemed to have been declared with respect to the quarterly period ending immediately prior to the day upon which such dividend is payable.

So long as any shares of this Series are outstanding, unless:

    (i) in case of a dividend declaration, such dividend is payable not more than sixty (60) days after the date of record for determining the holders to whom the dividend is to be paid, and

    (ii) a full cash dividend on the shares of this Series for all past quarterly dividend periods and for the quarterly period during which such declaration, distribution, purchase, redemption or acquisition occurs, shall have been paid or declared, and a sum sufficient for the payment thereof set apart, no dividends shall be declared, and no distribution made, on any shares of common stock (other than in shares of common stock), nor shall any shares of common stock be purchased, redeemed or otherwise acquired for value by the Corporation or any subsidiary, and no dividends shall be declared, and no distribution made, on any shares of any other series of or class of preferred stock unless proportionate dividends are paid on all series of parity ranking preferred shares, nor shall any shares of any other series or class of preferred stock be purchased, redeemed or otherwise acquired for value by the Corporation or any subsidiary unless all such preferred shares are redeemed or an offer to purchase is made to all holders of such preferred shares on substantially equal terms.

Provided, however, that, notwithstanding the foregoing,

(i) the Corporation may make any required sinking fund redemption (including delinquent accrued dividends) on this or any other series or class of preferred stock if the number of shares of such series or class of preferred stock being so redeemed bears (as nearly as practicable) the same ratio to the aggregate number of shares of such series or class then due to be redeemed as the number of shares of this Series being redeemed bears to the aggregate number of shares of this Series then due to be redeemed and (ii) the foregoing restrictions shall not apply to the acquisition of any stock solely in exchange for or solely out of the proceeds of sale of stock.

B. REDEMPTION AND SINKING FUND

Mandatory Redemption (Sinking Fund). Shares of this Series shall be subject to redemption through the operation of a sinking fund (herein called the "Sinking Fund") at the redemption price (the "Sinking Fund Redemption Price") of $100 per share plus an amount equal to the dividends accrued and unpaid thereon to the redemption date, whether or not earned or declared. For the purposes of the Sinking Fund, out of any funds of the Corporation legally available therefor remaining after full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set apart for payment, as and when directed by the Board of Directors, the Corporation shall set aside in cash, annually on May 1 commencing May 1, 1993, and ending May 1, 2002, an amount sufficient to redeem, at the Sinking Fund Redemption Price, ten percent (10%) of the shares of this Series. In the event such amounts are not set aside, the holders of shares of this Series shall have such exclusive rights and remedies as are set forth herein.

The Sinking Fund shall be cumulative so that if on any such May 1 the funds of the Corporation legally available therefor shall be insufficient to permit any such amount to be set aside in full, or if for any other reason such amount shall not have been set aside in full, the amount of the deficiency shall be set aside, but without interest, before any cash dividend shall be paid or declared, or any distribution made, on any junior shares or before any junior shares or any shares of preferred stock shall be purchased, redeemed or otherwise acquired by the Corporation, or any moneys shall be paid to or set aside or made available for a sinking fund for the purchase or redemption of any junior shares or any shares or parity ranking preferred stock; provided, however, that, notwithstanding the existence of any such deficiency, the Corporation may make any required sinking fund redemption on any other series or class of preferred stock if the number of shares of such other series or class of preferred stock being so redeemed bears (as nearly as practicable) the same ratio to the aggregate number of shares of such other series or class then due to be redeemed as the number of shares of this Series being redeemed bears to the aggregate number of shares of this Series then due to be redeemed.

Moneys in the Sinking Fund shall be applied on each or any such May 1 to the redemption of shares of this Series. The Corporation shall, prior to each such Sinking Fund redemption, give notice of redemption as hereinafter provided.

In addition, the Corporation shall have the right, at its option, to redeem at the Sinking Fund Redemption Price on May 1, 1993, and on any May 1 thereafter, an additional number of shares of this Series equal to the number it is required to redeem on such date. This right shall not be cumulative from year to year and shall not in the aggregate exceed 25% of the shares of this issue.

Optional Redemption. Shares of this Series may be redeemed at the option of the Corporation, in whole or in part, on any date on or after May 1, 1992 upon at least thirty (30) days' notice as hereinafter provided, out of any funds of the Corporation legally available therefor remaining after full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set aside for payment at $105 per share plus an amount equal to the dividends accrued and unpaid to the date fixed for redemption, whether or not earned or declared, the total sum so payable being herein referred to as the "Redemption Price".

Special Redemption. If the situation arises under which the Corporation is required to attain approval of a specified percentage of the holders of shares of this Series to effect a merger, consolidation or sale of assets, and such approval is denied, then the Corporation shall have the special option of redeeming shares of this Series as an entirety at the Sinking Fund Redemption Price.

Repurchases. So long as the Corporation has paid, or made provision for all dividends previously accrued on shares of this Series, it may repurchase shares of this Series on a negotiated basis, provided no redemption of shares of this Series (other than as required by the Mandatory Redemption (Sinking Fund) section of this Paragraph B) nor any other purchase or acquisition of shares of this Series by the Corporation shall constitute a redemption of such shares in lieu of or as a credit against the Mandatory Redemption (Sinking Fund) requirements of this Paragraph B.

Notice and Payment. Notice of every redemption shall be sent by certified mail, return receipt requested, to the holders of record of the shares of this Series so to be redeemed, at their respective addresses as the same shall appear on the records of the Corporation, or as given by such holder to the Corporation for the purpose of notice, or if no such address appears or is so given, at the place where the principal office of the Corporation is located. Such notice shall be mailed at least thirty (30) but not more than sixty (60) days in advance of the date fixed for such redemption. Each such notice of redemption shall state how many, if not all, of the shares of the Series are to be redeemed, the date fixed for redemption, the Redemption Price and/or Sinking Fund Redemption Price and the manner and place of payment of such Redemption Price and/or Sinking Fund Redemption Price.

Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice. In any case, failure to duly give notice by mail, or any defect in notice, to the holder of any share designated for redemption shall not affect the validity of the proceedings for the redemption of any other share.

In the case of the redemption of a part only of the shares of this Series at the time outstanding, the Corporation shall select pro rata, in such reasonable manner as the Board of Directors may determine, the shares to be redeemed. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which and the terms and conditions upon which shares of this Series shall from time to time be redeemable. On and after the date specified in such notice, each holder of the shares of this Series called for redemption as aforesaid, upon presentation and surrender at the place designated in such notice of the certificate or certificates for shares of this Series held by him, properly endorsed in blank for transfer or accompanied by proper instruments of assignment in blank (if required by the Corporation) and bearing all necessary stock transfer tax stamps thereto affixed and cancelled, shall be entitled to receive therefor the redemption price thereof.

From and after the date of redemption specified in such notice (unless default shall be made by the Corporation in providing moneys for the payment of the redemption price) all dividends upon shares of this Series so called for redemption shall cease to accrue and, from and after said date (unless default shall be made by the Company as aforesaid) or, if the Corporation shall so elect, from and after the date specified therefor in the notice of redemption (prior to the date of redemption so specified) on which the Corporation shall provide the moneys for the payment of the redemption price by depositing the amount thereof in trust for such purpose with a bank or trust company doing business in the Commonwealth of Kentucky, and having a capital and surplus of at least $10,000,000, all rights of the holders of shares of this Series so called for redemption as stockholders of the Corporation, excepting only the right to receive the redemption price of such shares on and after the redemption date without interest thereon, shall cease and determine.

In case any holders of shares of this Series so called for redemption shall not, within six years after such deposit, claim the amounts deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holders.

C. CONVERSION RIGHTS

The holders of shares of this Series shall not have the right to convert such shares into, or exchange such shares for, shares of any other class, or of any other series of the same class, of the Corporation.

D. VOTING RIGHTS

Except as otherwise required by law, holders of shares of this Series shall have no voting rights nor be entitled to notice of or to attend any meetings of stockholders; provided, however, that:

Defaults. (a) If and whenever accrued dividends on the shares of this Series or any preferred shares of any other series ranking on a parity shall not have been paid in an aggregate amount equal to or greater than six quarter-annual dividends on the shares of this Series or such other preferred shares at the time outstanding or if and whenever any mandatory redemptions of shares of this Series or any other preferred shares at the time ranking on a parity with this Series have not been made (each such series being, in this Paragraph D, called a "series in arrears") then, and in any such event, the number of Directors then constituting the entire Board of Directors of the Corporation shall automatically be increased by two Directors and the holders of the shares of all series in arrears, voting together as a single class, shall be entitled to fill such newly created directorships. Such right to vote as a single class to elect two Directors shall, when vested, continue until all dividends in default on the shares of this Series, and such other preferred shares, as the case may be, shall have been paid in full and all delinquent mandatory redemptions of shares of this Series and such other preferred shares, as the case may be, have been made and, when so done, such right to elect two Directors separately as a class shall cease, subject, always, to the same provisions for the vesting of such right to elect two Directors separately as a class in the case of future defaults. At any time when such right to elect two Directors separately as a class shall have so vested the Corporation may, and upon the written request of the holders of record of not less than twenty percent (20%) of the total number of shares of all series in arrears then outstanding shall call a special meeting of the holders of such shares to fill such newly created directorships for the election of Directors. In the case of such a written request, such special meeting shall be held within ninety (90) days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the By-Laws of the Corporation, provided that the Corporation shall not be required to call such a special meeting if such request is received less than one hundred twenty (120) days before the date fixed for the next ensuing annual meeting of shareholders of the Corporation, at which meeting such newly created directorships shall be filled by the holders of the shares of each series in arrears, voting together as a single class.

(b) So long as any shares of this Series are outstanding, the By-Laws of the Corporation shall at all times be such that the exercise, by the holders of shares of this Series (or any other series) of the right to elect Directors under the circumstances provided for in this Paragraph D will not contravene any provision of the Certificate of Incorporation restricting the number of Directors which may constitute the entire Board of Directors of the Corporation.

(c) Directors elected pursuant to this Paragraph D shall serve until the earlier of (i) the next annual meeting of the shareholders of the Corporation and the election (by the holders of the shares of each series in arrears) and qualification of their respective successors or
(ii) the next annual meeting of the shareholders of the Corporation following the date upon which all dividends in default on the shares of each series in arrears shall have been paid in full and any default in mandatory redemption shall have been cured. If, prior to the end of the term of any Director elected as aforesaid, a vacancy in the office of such Director shall occur during the continuance of such a default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by appointment by the remaining Director elected as aforesaid of a new Director for the unexpired term of such former Director.

Miscellaneous. Without the affirmative vote of the holders of at least two-thirds of the outstanding preferred shares, voting as a single class (or, if less than all of the outstanding series of preferred shares would be adversely affected thereby, without the affirmative vote of the holders of at least two-thirds of the outstanding shares of each such series so affected, voting as a separate class), the Corporation may not

(a) amend the Certificate of Incorporation so as to adversely affect the voting powers (except as such voting powers may be affected by the authorization of any additional preferred shares having the same voting rights as the outstanding preferred shares or by the authorization of any other shares of any class having voting rights which are not entitled to vote together with the preferred shares in any separate class vote of the preferred shares), rights or preferences of the preferred shares or such series;

(b) authorize or create any class of stock ranking prior to shares of this Series;

(c) issue any additional preferred shares ranking on a parity with shares of this Series unless, after giving effect to such issuance and the application of the proceeds thereof, net income (excluding nonrecurring items) of the Corporation for any period of twelve (12) consecutive months during the eighteen
(18) months immediately preceding the date of such issuance would be equal to not less than 200% of the annual dividend requirements of all shares (outstanding and pro forma) ranking prior to or on a parity with the shares of this Series with respect to dividends;

(d) effect any merger or consolidation unless the Corporation is the survivor or the surviving corporation is organized under the laws of a state of the United States and it issues new preferred shares in exchange for shares of this Series with terms at least as favorable as provided herein for shares of this Series; or

(e) affect a sale of substantially all of the assets of the Corporation.

Voting. Whenever the holder of the preferred shares are entitled to vote as a single class, each holder of shares of this Series shall be entitled to one vote for such share held of record and, to the extent permitted by applicable law,
(a) each holder of shares of any other series of the preferred shares shall be entitled to one vote for each $100 of the liquidation price (without regard to accrued dividends) in respect of the involuntary liquidation, dissolution or winding up of the Corporation of the shares of such series for each such share held of record and (b) in the case of any such shares such liquidation price of which shall not be an integral multiple of $100, each holder thereof shall be entitled to a vote in respect of each such share so held equal to the result obtained by multiplying one by a fraction, the numerator of which is a number equal to the number of dollars constituting such liquidation price of such share and the denominator of which is 100.

E. LIQUIDATION RIGHTS

Before any distribution may be made to the holders of the common stock of the Corporation upon any liquidation, the holders of shares of this Series will be entitled to receive, in case of voluntary liquidation, $105 per share or, in case of involuntary liquidation, $100 per share plus, in each case, an amount equal to the dividends accrued and unpaid thereon, whether or not earned or declared.

If upon any dissolution, liquidation or winding up of the Corporation, the assets available for distribution shall be insufficient to pay the holders of all shares of this Series then outstanding (and the holders of all shares of preferred stock of any other series then outstanding and ranking senior to or on a parity with the shares of this Series upon dissolution, liquidation or winding
up) the full amounts to which they respectively shall be entitled, the holders of shares of this Series (and the holders of shares of preferred stock of any other series ranking on a parity) shall share ratably in such distribution of assets in accordance with the amounts which would be payable if all such amounts were paid in full.

Neither the consolidation nor merger of the Corporation with or into any other corporation nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Paragraph E.

(L)                Amended $14.25 Cumulative Preferred Stock
                   -----------------------------------------
                                   Series E
                                   --------
                          (Par Value $5.00 Per Share)

RESOLVED, (a) that in the opinion of this Board of Directors it is adviseable to amend Paragraph E of the Designation and Terms of the Corporation's $14.25 Cumulative Preferred Stock, Series E, and of the Certificate evidencing such Designation and Terms, as set forth below, (b) that such Designation and Terms and Certificate be and are so amended, subject to the approval of all holders of outstanding shares of such Preferred Stock, and (c) the officers of the Corporation are directed to call a special meeting of such shareholders to approve such amendment, so that in its entirety such Paragraph E shall be as follows:

E. LIQUIDATION RIGHTS

Before any distribution may be made to the holders of the common stock of the Corporation upon any liquidation, the holders of shares of this Series will be entitled to receive $100 per share plus an amount equal to the dividends accrued and unpaid thereon, whether or not earned or declared.

If upon any dissolution, liquidation or winding up of the Corporation, the assets available for distribution shall be insufficient to pay the holders of all shares of this Series then outstanding (and the holders of all shares of preferred stock of any other series then outstanding and ranking senior to or on a parity with the shares of this Series upon dissolution, liquidation or winding
up) the full amounts to which they respectively shall be entitled, the holders of shares of this Series (and the holders of shares of preferred stock of any other series ranking on a parity) shall share ratably in such distribution of assets in accordance with the amounts which would be payable if all such amounts were paid in full.

Neither the consolidation nor merger of the Corporation with or into any other corporation nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Paragraph E.

(M)                    $12.00 Cumulative Preferred Stock,
                       ---------------------------------
                                   Series G
                                   --------
                          (Par Value $5.00 Per Share)

  RESOLVED, that 250,000 shares of the total authorized amount of 2,000,000 shares of preferred stock be issued in and constitute a single series designated "$12.00 Cumulative Preferred Stock, Series G" (the "Series").
Each share of the Series shall be issued for a consideration of $100.00 and shall have a par value of $5.00. Of the consideration for each share, the par value of $5.00 shall be capital of the Corporation. The shares of the Series shall have the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof hereinafter set forth:

A. DIVIDEND RIGHTS

  Out of the assets of the Corporation which are by law available for the payment of dividends, the holders of shares of this Series shall be entitled to receive, as and when declared by the Board of Directors, cumulative cash dividends, at, but not exceeding, the rate of $12.00 per share per annum, payable quarterly on the first days of November, February, May and August of each year, accruing from the date of issuance or from such other date as may be specified by the Board of Directors. Each dividend payment shall be made to the holders of shares of this Series of record on the date, not exceeding sixty (60) days preceding the date for such payment, fixed for the purpose by the Board of Directors in advance of such payment. The holders of shares of this Series shall be entitled to no other dividends.

Any dividend declared in any quarterly period shall be deemed to have been declared with respect to the quarterly period ending immediately prior to the day upon which such dividend is payable.

        So long as any shares of this Series are outstanding, unless:

        (i) in case of a dividend declaration, such dividend is payable not more than sixty (60) days after the date of record for determining the holders to whom the dividend is to be paid, and

        (ii) a full cash dividend on the shares of this Series for all past quarterly dividend periods and for the quarterly period during which such declaration, distribution, purchase, redemption or acquisition occurs, shall have been paid or declared, and a sum sufficient for the payment thereof set apart, no dividends shall be declared, and no distribution made, on any shares of common stock (other than in shares of common stock), nor shall any shares of common stock be purchased, redeemed or otherwise acquired for value by the Corporation or any subsidiary, and no dividends shall be declared, and no distribution made, on any shares of any other series of or class of preferred stock unless proportionate dividends are paid on all series of parity ranking preferred shares, nor shall any shares of any other series or class of preferred stock be purchased, redeemed or otherwise acquired for value by the Corporation or any subsidiary unless all such preferred shares are redeemed or an offer to purchase is made to all holders of such preferred shares on substantially equal terms.

  Provided, however, that, notwithstanding the foregoing, (i) the Corporation may make any required sinking fund redemption (including delinquent accrued dividends) on this or any other series or class of preferred stock if the number of shares of such series or class of preferred stock being so redeemed bears (as nearly as practicable) the same ratio to the aggregate number of shares of such series or class then due to be redeemed as the number of shares of this Series being redeemed bears to the aggregate number of shares of this Series then due to be redeemed, (ii) the foregoing restrictions shall not apply to the acquisition of any stock solely in exchange for or solely out of the proceeds of sale of stock, and (iii) the Corporation may declare and pay dividends on the Corporation's Adjustable Rate Cumulative Preferred Stock, Series F, without paying a proportionate dividend on shares of this Series.

B. REDEMPTION AND SINKING FUND

  Mandatory Redemption (Sinking Fund). Shares of this Series shall be subject to redemption through the operation of a sinking fund (herein called the "Sinking Fund") at the redemption price (the "Sinking Fund Redemption Price") of $100 per share plus an amount equal to the dividends accrued and unpaid thereon to the redemption date, whether or not earned or declared. For the purposes of the Sinking Fund, out of any funds of the Cor-poration legally available therefor remaining after full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set apart for payment, as and when directed by the Board of Directors, the Corporation shall set aside in cash, annually on November 1 commencing November 1, 1993, and ending November 1, 2002, an amount sufficient to redeem, at the Sinking Fund Redemption Price, ten percent (10%) of the shares of this Series. In the event such amounts are not set aside, the holders of shares of this Series shall have such exclusive rights and remedies as are set forth herein.

  The Sinking Fund shall be cumulative so that if on any such November 1 the funds of the Corporation legally available therefor shall be insufficient to permit any such amount to be set aside in full, or if for any other reason such amount shall not have been set aside in full, the amount of the deficiency shall be set aside, but without interest, before any cash dividend shall be paid or declared, or any distribution made, on any junior shares or before any junior shares or any shares of preferred stock shall be purchased, redeemed or otherwise acquired by the Corporation, or any moneys shall be paid to or set aside or made available for a sinking fund for the purchase or redemption of any junior shares or any shares or parity ranking pre-ferred stock; provided, however, that, notwithstanding the existence of any such deficiency, the Corporation may make any required sinking fund redemption on any other series or class of preferred stock if the number of shares of such other series or class of preferred stock being so redeemed bears (as nearly as practicable) the same ratio to the aggregate number of shares of such other series or class then due to be redeemed as the number of shares of this Series being redeemed bears to the aggregate number of shares of this Series then due to be redeemed.

  Moneys in the Sinking Fund shall be applied on such November 1 to the redemption of shares of this Series. The Corporation shall, prior to each such Sinking Fund redemption, give notice of redemption as hereinafter provided.

  In addition, the Corporation shall have the right, at its option, to redeem at the Sinking Fund Redemption Price on November 1, 1993, and on any November 1 thereafter, an additional number of shares of this Series equal to the number it is required to redeem on such date. This right shall not be cumulative from year to year and shall not in the aggregate exceed 25% of the shares of this issue.

  Optional Redemption. Shares of this Series may be redeemed at the option of the Corporation, in whole or in part, on any date on or after November 1, 1992 upon at least thirty (30) days' notice as hereinafter provided, out of any funds of the Corporation legally available therefor remaining after full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set aside for payment, at $105 per share plus an amount equal to the dividends accrued and unpaid to the date fixed for redemption, whether or not earned or declared, the total sum so payable being herein referred to as the "Redemption Price".

  Special Redemption. If the situation arises under which the Corporation is required to attain approval of a specified percentage of the holders of shares of this Series to effect a merger, consolidation or sale of assets, and such approval is denied, then the Corporation shall have the special option of redeeming shares of this Series as an entirety at the Sinking Fund Redemption Price.

  Repurchases. So long as the Corporation has paid, or made provision for all dividends previously accrued on shares of this Series, it may repurchase shares of this Series on a negotiated basis, provided no redemption of shares of this Series (other than as required by the Mandatory Redemption (Sinking Fund) section of this Paragraph B) nor any other purchase or acquisition of shares of this Series by the Corporation shall constitute a redemption of such shares in lieu of or as a credit against the Mandatory Redemption (Sinking Fund) requirements of this Paragraph B.

  Notice and Payment. Notice of every redemption shall be sent by certified mail, return receipt requested, to the holders of record of the shares of this Series so to be redeemed, at their respective addresses as the same shall appear on the records of the Corporation, or as given by such holder to the Corporation for the purpose of notice, or if no such address appears or is so given, at the place where the principal office of the Corporation is located. Such notice shall be mailed at least thirty (30) but not more than sixty (60) days in advance of the date fixed for such redemption. Each such notice of redemption shall state how many, if not all, of the shares of the Series are to be redeemed, the date fixed for redemption, the Redemption Price and/or Sinking Fund Redemption Price and the manner and place of payment of such Redemption Price and/or Sinking Fund Redemption Price.

  Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice. In any case, failure duly to give notice by mail, or any defect in notice, to the holder of any share designated for redemption shall not affect the validity of the proceedings for the redemption of any other share.

  In the case of the redemption of a part only of the shares of this Series at the time outstanding, the Corporation shall select pro rata, in such reasonable manner as the Board of Directors may determine, the shares to be redeemed. The Board of

Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which and the terms and conditions upon which shares of this Series shall from time to time be redeemable. On and after the date specified in such notice, each holder of the shares of this Series called for redemption as aforesaid, upon presentation and surrender at the place designated in such notice of the certificate or certificates for shares of this Series held by him, properly endorsed in blank for transfer or accompanied by proper instruments of assignment in blank (if required by the Corporation) and bearing all necessary stock transfer tax stamps thereto affixed and cancelled, shall be entitled to receive therefor the redemption price thereof.

  From and after the date of redemption specified in such notice (unless default shall be made by the Corporation in providing moneys for the payment of the redemption price) all dividends upon shares of this Series so called for redemption shall cease to accrue and, from and after said date (unless default shall be made by the Company as aforesaid) or, if the Corporation shall so elect, from and after the date specified therefor in the notice of redemption (prior to the date of redemption so specified) on which the Corporation shall provide the moneys for the payment of the redemption price by depositing the amount thereof in trust for such purpose with a bank or trust company doing business in the Commonwealth of Kentucky, and having a capital and surplus of at least $10,000,000 all rights of the holders of shares of this Series so called for redemption as stockholders of the Corporation, excepting only the right to receive the redemption price of such shares on and after the redemption date without interest thereon, shall cease and determine.

  In case any holders of shares of this Series so called for redemption shall not, within six years after such deposit, claim the amounts deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holders.

C. CONVERSION RIGHTS

  The holders of shares of this Series shall not have the right to convert such shares into, or exchange such shares for, shares of any other class, or of any other series of the same class, of the Corporation.

D. VOTING RIGHTS

  Except as otherwise required by law, holders of shares of this Series shall have no voting rights nor be entitled to notice of or to attend any meetings of stockholders; provided, however, that:

  Defaults. (a) If and whenever accrued dividends on the shares of this Series or any preferred shares of any other series ranking on a parity shall not have been paid in an aggregate amount equal to or greater than six quarter-annual dividends on the shares of this Series or such other preferred shares at the time outstanding or if and whenever any mandatory redemptions of shares of this Series or any other preferred shares at the time ranking on a parity with this Series have not been made (each such series being, in this Paragraph D, called a "series in arrears") then, and in any such event, the number of Directors then constituting the entire Board of Directors of the Corporation shall automatically be increased by two Directors and the holders of the shares of all series in arrears, voting together as a single class, shall be entitled to fill such newly created directorships. Such right to vote as a single class to elect two Directors shall, when vested, continue until all dividends in default on the shares of this Series, and such other preferred shares, as the case may be, shall have been paid in full and all delinquent mandatory redemptions of shares of this Series and such other preferred shares, as the case may be, have been made and, when so done, such right to elect two Directors separately as a class shall cease, subject, always, to the same provisions for the vesting of such right to elect two Directors separately as a class in the case of future defaults. At any time when such right to elect two Directors separately as a class shall have so vested the Corporation may, and upon the written request of the holders of record of not less than twenty percent (20%) of the total number of shares of all series in arrears then outstanding shall, call a special meeting of the holders of such shares to fill such newly created directorships for the election of Directors. In the case of such a written request, such special meeting shall be held within ninety (90) days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the By-Laws of the Corporation, provided that the Corporation shall not be required to call such a special meeting if such request is received less than one hundred twenty (120) days before the date fixed for the next ensuing annual meeting of shareholders of the Corporation, at which meeting such newly created directorships shall be filled by the holders of the shares of each series in arrears, voting together as a single class.

  (b) So long as any shares of this Series are outstanding, the By-Laws of the Corporation shall at all times be such that the exercise, by the holders of shares of this Series (of any other series) of the right to elect Directors under the circumstances provided for in this Paragraph D will not contravene any provision of the Certificate of Incorporation restricting the number of Directors which may constitute the entire Board of Directors of the Corporation.

  (c) Directors elected pursuant to this Paragraph D shall serve until the earlier of (i) the next annual meeting of the shareholders of the Corporation and the election (by the holders of the shares of each series in arrears) and qualification of their respective successors or (ii) the next annual meeting of the shareholders of the Corporation following the date upon which all dividends in default on the shares of each series in arrears shall have been paid in full and any default in mandatory redemption shall have been cured. If, prior to the end of the term of any Director elected as aforesaid, a vacancy in the office of such Director shall occur during the continuance of such a default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by appointment by the remaining Director elected as aforesaid of a new Director for the unexpired term of such former Director.

  Miscellaneous. Without the affirmative vote of the holders of at least two-thirds of the outstanding preferred shares, voting as a single class (or, if less than all of the outstanding series of preferred shares would be adversely affected thereby, without the affirmative vote of the holders of at least two-thirds of the outstanding shares of each such series so affected, voting as a separate class), the Corporation may not

  (a) amend the Certificate of Incorporation so as to adversely affect the voting powers (except as such voting powers may be affected by the authorization of any additional preferred shares having the same voting rights as the outstanding preferred shares or by the authorization of any other shares of any class having voting rights which are not entitled to vote together with the preferred shares in any separate class vote of the preferred shares), rights or preferences of the preferred shares or such series;

  (b) authorize or create any class of stock ranking prior to shares of this Series;

  (c) issue any additional preferred shares ranking on a parity with shares of this Series unless, after giving effect to such issuance and the application of the proceeds thereof, net income (excluding nonrecurring items) of the Corporation for any period of twelve (12) consecutive months during the eighteen
(18) months immediately preceding the date of such issuance would be equal to not less than 200% of the annual dividend requirements of all shares (outstanding and pro forma) ranking prior to or on a parity with the shares of this Series with respect to dividends;

  (d) effect any merger or consolidation unless the Corporation is the survivor or the surviving corporation is organized under the laws of a state of the United States and it issues new preferred shares in exchange for shares of this Series with terms at least as favorable as provided herein for shares of this Series; or

  (e) effect a sale of substantially all of the assets of the Corporation.

  Voting. Whenever the holders of the preferred shares are entitled to vote as a single class, each holder of shares of this Series shall be entitled to one vote for each such share held of record and, to the extent permitted by applicable law, (a) each holder of shares of any other series of the preferred shares shall be entitled to one vote for each $100 of the liquidation price (without regard to accrued dividends) in respect of the involuntary liquidation, dissolution or winding up of the Corporation of the shares of such series for each such share held of record and (b) in the case of any such shares such liquidation price of which shall not be an integral multiple of $100, each holder thereof shall be entitled to a vote in respect of each such share so held equal to the result obtained by multiplying one by a fraction, the numerator of which is a number equal to the number of dollars constituting such liquidation price of such share and the denominator of which is $100.

E. LIQUIDATION RIGHTS

  Before any distribution may be made to the holders of the common stock of the Corporation upon any liquidation, the holders of shares of this Series will be entitled to receive $100 per share plus an amount equal to the dividends accrued and unpaid thereon, whether or not earned or declared.

  If upon any dissolution, liquidation or winding up of the Corporation, the assets available for distribution shall be insufficient to pay the holders of all shares of this Series then outstanding (and the holders of all shares of preferred stock of any other series then outstanding and ranking senior to or on a parity with the shares of this Series upon dissolution, liquidation or winding
up) the full amounts to which they respectively shall be entitled, the holders of shares of this Series (and the holders of shares of preferred stock of any other series ranking on a parity) shall share ratably in such distribution of assets in accordance with the amounts which would be payable if all such amounts were paid in full.

  Neither the consolidation nor merger of the Corporation with or into any other corporation nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Paragraph E.

(N)             Decrease of $12.00 Cumulative Preferred Stock,
                ----------------------------------------------
                                   Series G
                                   --------
                          (Par Value $5.00 Per Share)

RESOLVED, that, pursuant to the provisions of (B)(6) of Article Fourth of the Certificate of Incorporation of the Corporation, Twelve Million (12,000,000) shares of "$12.00 Cumulative Preferred Stock, Series G" of the Corporation which have not been issued are returned to the status of authorized and unissued shares of Preferred Stock of the Corporation; and

FURTHER RESOLVED, that the officers of the Corporation are authorized and directed to take such further action as in their opinion may be necessary or desirable to effectuate such return, including but not limited to the execution and filing of any certificates to such effect as may be required under applicable law.

(O)               $11.50 Cumulative Preferred Stock, Series H
                  -------------------------------------------
                          (Par Value $5.00 Per Share)

  RESOLVED, that 100,000 shares of the total authorized amount of 6,000,000 shares of preferred stock be issued in and constitute a single series designated "$11.50 Cumulative Preferred Stock, Series H" (the "Series"). Each share of the Series shall be issued for a consideration of $100.00 and shall have a par value of $5.00. Of the consideration for each share, the par value of $5.00 shall be capital of the Corporation. The shares of the Series shall have the following voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations, or restrictions:

A. DIVIDEND RIGHTS

  Out of the assets of the Corporation which are by law available for the payment of dividends, the holders of shares of this Series shall be entitled to receive, as and when declared by the Board of Directors, cumulative cash dividends, at, but not exceeding, the rate of $11.50 per share per annum, payable quarterly on the first days of May, August, November, and February of each year, accruing from the date of issuance or from such other date as may be specified by the Board of Directors. Each dividend payment shall be made to the holders of shares of this Series of record on the date, not exceeding 60 days preceding the date for such payment, fixed for the purpose by the Board of Directors in advance of such payment. The holders of shares of this Series shall be entitled to no other dividends. Any dividend declared in any quarterly period shall be deemed to have been declared with respect to the quarterly period ending immediately prior to the day upon which such dividend is payable.

  So long as any shares of this Series are outstanding, unless:

  (a) in case of a dividend declaration, such dividend is payable not more than 60 days after the date of record for determining the holders to whom the dividend is to be paid; and

  (b) a full cash dividend on the shares of this Series for all past quarterly dividend periods and for the quarterly period during which such declaration, distribution, purchase, redemption, or acquisition occurs, shall have been paid or declared, and a sum sufficient for the payment thereof set apart, no dividends shall be declared, and no distribution made, on any shares of common stock (other than in shares of common stock), nor shall any shares of common stock be purchased, redeemed, or otherwise acquired for value by the Corporation or any subsidiary, and no dividends shall be declared, and no distribution made, on any shares of any other series of or class of preferred stock unless proportionate dividends are paid on all series of parity ranking preferred shares, nor shall any shares of any other series or class of preferred stock be purchased, redeemed, or otherwise acquired for value by the Corporation or any subsidiary unless all such preferred shares are redeemed or an offer to purchase is made to all holders of such preferred shares on substantially equal terms.

  Provided, however, that, notwithstanding the foregoing:

  (a) the Corporation may make any required sinking fund redemption (including delinquent accrued dividends) on this or any other series or class of preferred stock if the number of shares of such series or class of preferred stock being so redeemed bears (as nearly as practicable) the same ratio to the aggregate number of shares of such series or class then due to be redeemed as the number of shares of this Series being redeemed bears to the aggregate number of shares of this Series then due to be redeemed;

  (b) the foregoing restrictions shall not apply to the acquisition of any stock solely in exchange for or solely out of the proceeds of sale of stock; and

    (c) the Corporation may declare and pay dividends on the Corporation's Adjustable Rate Cumulative Preferred Stock, Series F, without paying a proportionate dividend on shares of this Series.

B.  REDEMPTION AND SINKING FUND

    Mandatory Redemption (Sinking Fund). Shares of this Series shall be subject to redemption through the operation of a sinking fund (herein called the "Sinking Fund") at the redemption price (the "Sinking Fund Redemption Price") of $100 per share plus an amount equal to the dividends accrued and unpaid thereon to the redemption date, whether or not earned or declared. For the purposes of the Sinking Fund, out of any funds of the Corporation legally available therefor remaining after full cumulative dividends upon all series and class of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set apart for payment, as and when directed by the Board of Directors, the Corporation shall set aside in cash, annually on May 1 commencing May 1, 1994, and ending May 1, 2003, an amount sufficient to redeem, at the Sinking Fund Redemption Price, 10% of the shares of this Series. In the event such amounts are not set aside, the holders of shares of this Series shall have such exclusive rights and remedies as are set forth herein.

    The Sinking Fund shall be cumulative so that if on any such May 1 the funds of the Corporation legally available therefor shall be insufficient to permit any such amount to be set aside in full, or if for any other reason such amount shall not have been set aside in full, the amount of the deficiency shall be set aside, but without interest, before any cash dividend shall be paid or declared, or any distribution made, on any junior shares or before any junior shares or any shares of preferred stock shall be purchased, redeemed or otherwise acquired by the Corporation, or any moneys shall be paid to or set aside or made available for a sinking fund for the purchase or redemption of any junior shares or any shares or parity ranking preferred stock; provided, however, that, notwithstanding the existence of any such deficiency, the Corporation may make any required sinking fund redemption on any other series or class of preferred stock if the number of shares of such other series or class of preferred stock being so redeemed bears (as nearly as practicable) the same ratio to the aggregate number of shares of such other series or class then due to be redeemed as the number of shares of this Series being redeemed bears to the aggregate number of shares of this Series then due to be redeemed.

    Moneys in the Sinking Fund shall be applied on such May 1 to the redemption of shares of this Series. The Corporation shall, prior to each such Sinking Fund redemption, give notice of redemption as hereinafter provided.

    In addition, the Corporation shall have the right, at its option, to redeem at the Sinking Fund Redemption Price on May 1, 1994, and on any May 1 thereafter, an additional number of shares of this Series equal to the number it is required to redeem on such date. This right shall not be cumulative from year to year and shall not in the aggregate exceed 25% of the shares of this issue.

    Optional Redemption. Shares of this Series may be redeemed at the option of the Corporation, in whole or in part, on any date on or after May 1, 1993, upon at least 30 days' notice as hereinafter provided, out of any funds of the Corporation legally available therefor remaining after full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set aside for payment, at $105 per share plus an amount equal to the dividends accrued and unpaid to the date fixed for redemption, whether or not earned or declared, the total sum so payable being herein referred to as the "Redemption Price."

        Special Redemption. If the situation arises under which the Corporation is required to attain approval of a specified percentage of the holders of shares of this Series to effect a merger, consolidation or sale of assets, and such approval is denied, then the Corporation shall have the special option of redeeming shares of this Series as an entirety at the Sinking Fund Redemption Price.

        Repurchases. So long as the Corporation has paid or made provision for all dividends previously accrued on shares of this Series, it may repurchase shares of this Series on a negotiated basis, provided no redemption of shares of this Series (other than as required by the Mandatory Redemption (Sinking Fund) section of this Paragraph B) nor any other purchase or acquisition of shares of this Series by the Corporation shall constitute a redemption of such shares in lieu of or as a credit against the Mandatory Redemption (Sinking Fund) requirements of this Paragraph B.

        Notice and Payment. Notice of every redemption shall be sent by certified mail, return receipt requested, to the holders of record of the shares of this Series so to be redeemed, at their respective addresses as the same shall appear on the records of the Corporation, or as given by such holder to the Corporation for the purpose of notice, or if no such address appears or is so given, at the place where the principal office of the Corporation is located. Such notice will be mailed at least 30 but not more than 60 days in advance of the date fixed for such redemption. Each such notice of redemption shall state how many, if not all, of the shares of the Series are to be redeemed, the date fixed for redemption, the Redemption Price and/or Sinking Fund Redemption Price and the manner and place of payment of such Redemption Price and/or Sinking Fund Redemption Price.

        Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice. In any case, failure duly to give notice by mail, or any defect in notice, to the holder of any share designated for redemption shall not affect the validity of the proceedings for the redemption of any other share.

        In the case of the redemption of a part only of the shares of this Series at the time outstanding, the Corporation shall select pro rata, in such reasonable manner as the Board of Directors may determine, the shares to be redeemed. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which and the terms and conditions upon which shares of this Series shall from time to time be redeemable. On and after the date specified in such notice, each holder of the shares of this Series called for redemption as aforesaid, upon presentation and surrender at the place designated in such notice of the certificate or certificates for shares of this Series held by him, properly endorsed in blank for transfer or accompanied by proper instruments of assignment in blank (if required by the Corporation) and bearing all necessary stock transfer tax stamps thereto affixed and cancelled, shall be entitled to receive therefor the redemption price thereof.

        From and after the date of redemption specified in such notice (unless default shall be made by the Corporation in providing moneys for the payment of the redemption price) all dividends upon shares of this Series so called for redemption shall cease to accrue and, from and after said date (unless default shall be made by the Company as aforesaid) or, if the Corporation shall so elect, from and after the date specified therefor in the notice of redemption (prior to the date of redemption so specified) on which the Corporation shall provide the moneys for the payment of the redemption price by depositing the amount thereof in trust for such purpose with a bank or trust company doing business in the Commonwealth of Kentucky, and having a capital and surplus of at least $10,000,000, all rights of the holders of shares of this Series so called for redemption as stockholders of the Corporation, excepting only the right to receive the redemption price of such shares on or after the redemption date without interest thereon, shall cease and determine.

        In case any holders of shares of this Series so called for redemption shall not, within six years after such deposit, claim the amounts deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holders.

C.      CONVERSION RIGHTS

        The holders of shares of this Series shall not have the right to convert such shares into, or exchange such shares for, shares of any other class, or of any other series of the same class, of the Corporation.

D.      VOTING RIGHTS

        Except as otherwise required by law, holders of shares of this Series shall have no voting rights nor be entitled to notice of or to attend any meetings of stockholders; provided, however, that:

        (a) If and whenever accrued dividends on the shares of this Series or any preferred shares of any other series ranking on a parity shall not have been paid in an aggregate amount equal to or greater than six quarter-annual dividends on the shares of this Series or such other preferred shares at the time outstanding or if and whenever any mandatory redemptions of shares of this Series or any other preferred shares at the time ranking on a parity with this Series have not been made (each such series being, in this Paragraph D, called a "series in arrears") then, and in any such event, the number of Directors then constituting the entire Board of Directors of the Corporation shall automatically be increased by two Directors and the holders of the shares of all series in arrears, voting together as a single class, shall be entitled to fill such newly created directorships. Such right to vote as a single class to elect two Directors shall, when vested, continue until all dividends in default on the shares of this Series, and such other preferred shares, as the

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

         case may be, shall have been paid in full and all delinquent mandatory redemptions of shares of this Series and such other preferred shares, as the case may be, have been made and, when so done, such right to elect two Directors separately as a class shall cease, subject, always, to the same provisions for the vesting of such right to elect two Directors separately as a class in the case of future defaults.
         At any time when such right to elect two Directors separately as a class shall have so vested the Corporation may, and upon the written request of the holders of record of not less than 20% of the total number of shares of all series in arrears then outstanding shall, call a special meeting of the holders of such shares to fill such newly created directorships for the election of Directors. In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the By-Laws of the Corporation, provided that the Corporation shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing annual meeting of shareholders of the Corporation, at which meeting such newly created directorships shall be filled by the holders of the shares of each series in arrears, voting together as a single class.

    (b) So long as any shares of this Series are outstanding, the By-Laws of the Corporation shall at all times be such that the exercise, by the holders of shares of this Series (of any other series) of the right to elect Directors under the circumstances provided for in this Paragraph D will not contravene any provision of the Certificate of Incorporation restricting the number of

         Directors which may constitute the entire Board of Directors of the Corporation.

    (c) Directors elected pursuant to this Paragraph D shall serve until the earlier of:

         (1) the next annual meeting of the shareholders of the Corporation and the election (by the holders of the shares of each series in arrears) and qualification of their respective successors; or

         (2) the next annual meeting of the shareholders of the Corporation following the date upon which all dividends in default on the shares of each series in arrears shall have been paid in full and any default in mandatory redemption shall have been cured.

         If, prior to the end of the term of any Director elected as aforesaid, a vacancy in the office of such Director shall occur during the continuance of such a default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by appointment by the remaining Directors elected as aforesaid of a new Director for the unexpired term of such former Director.

    Miscellaneous. Without the affirmative vote of the holders of at least two-thirds of the outstanding preferred shares, voting as a single class (or, if less than all of the outstanding series of preferred shares would be adversely affected thereby, without the affirmative vote of the holders of at least two-thirds of the outstanding shares of each such series so affected, voting as a separate class), the Corporation may not:

    (a) amend the Certificate of Incorporation so as to adversely affect the voting powers (except as such voting powers may be affected by the authorization of any additional preferred shares having the same voting rights as the outstanding preferred shares or by the authorization of any other shares of any class having voting rights which are not entitled to vote together with the preferred shares in any separate class vote of the preferred shares), rights, or preferences of the preferred shares or such series;

    (b) authorize or create any class of stock ranking prior to shares of this Series;

    (c) issue any additional preferred shares ranking on a parity with shares of this Series unless, after giving effect to such issuance and the application of the proceeds thereof, net income (excluding nonrecurring items) of the Corporation for any period of 12 consecutive months during the 18 months immediately preceding the date of such issuance would be equal to not less than 200% of the annual dividend requirements of all shares (outstanding and pro forma) ranking prior to or on a parity with the shares of this Series with respect to dividends;

    (d) effect any merger or consolidation unless the Corporation is the survivor or the surviving corporation is organized under the laws of a state of the United States and it issues new preferred shares in exchange for shares of this Series with terms at least as favorable as provided herein for shares of this Series; or

    (e)  effect a sale of substantially all of the assets of the Corporation.

    Voting. Whenever the holders of the preferred shares are entitled to vote as a single class, each holder of shares of this Series shall be entitled to one vote for each such share held of record and, to the extent permitted by applicable law:

    (a) each holder of shares of any other series of the preferred shares shall be entitled to one vote for each $100 of the liquidation price (without regard to accrued dividends) in respect of the involuntary liqui-dation, dissolution, or winding up of the Corporation of the shares of such series for each such share held of record; and

    (b) in the case of any such shares such liquidation price of which shall not be an integral multiple of $100, each holder thereof shall be entitled to a vote in respect of each such share so held equal to the result obtained by multiplying one by a fraction, the numerator of which is a number equal to the number of dollars constituting such liquidation price of such share and the denominator of which is 100.

E.  LIQUIDATION RIGHTS

    Before any distribution may be made to holders of the common stock of the Corporation upon any liquidation, the holders of shares of this Series will be entitled to receive $100 per share plus an amount equal to the dividends accrued and unpaid thereon, whether or not earned or declared.

    If upon any dissolution, liquidation, or winding up of the Corporation, the assets available for distribution shall be insufficient to pay the holders of all shares of this Series then outstanding (and the holders of all shares of preferred stock of any other series then outstanding and ranking senior to or on a parity with the shares of this Series upon dissolution, liquidation or winding
up), the full amounts to which they respectively shall be entitled, the holders of shares of this Series (and the holders of shares of preferred stock of any other series ranking on a parity) shall share ratably in such distribution of assets in accordance with the amounts which would be payable if all such amounts were paid in full.

    Neither the consolidation nor merger of the Corporation with or into any other corporation nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Paragraph E.

(P)               $12.00 Cumulative Preferred Stock, Series I
                  -------------------------------------------
                          (Par Value $5.00 Per Share)

  RESOLVED, that 88,000 shares of the total authorized amount of 6,000,000 shares of preferred stock be issued in and constitute a single series designated "$12.00 Cumulative Preferred Stock, Series I" (the "Series"). Each share of the Series shall be issued for a consideration of $100.00 and shall have a par value of $5.00. Of the consideration for each share, the par value of $5.00 shall be capital of the Corporation. The shares of the Series shall have the following voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations, or restrictions:

A. DIVIDEND RIGHTS

  Out of the assets of the Corporation which are by law available for the payment of dividends, the holders of shares of this Series shall be entitled to receive, as and when declared by the Board of Directors, cumulative cash dividends, at, but not exceeding, the rate of $12.00 per share per annum, payable quarterly on the first days of August, November, February, and May of each year, accruing from the date of issuance or from such other date as may be specified by the Board of Directors. Each dividend payment shall be made to the holders of shares of this Series of record on the date, not exceeding 60 days preceding the date for such payment, fixed for the purpose by the Board of Directors in advance of such payment. The holders of shares of this Series shall be entitled to no other dividends. Any dividend declared in any quarterly period shall be deemed to have been declared with respect to the quarterly period ending immediately prior to the day upon which such dividend is payable.

    So long as any shares of this Series are outstanding, unless:

    (a) in the case of a dividend declaration, such dividend is payable not more than 60 days after the date of record for determining the holders to whom the dividend is to be paid; and


    (b) a full cash dividend on the shares of this Series for all past quarterly dividend periods and for the quarterly period during which such declaration, distribution, purchase, redemption, or acquisition occurs, shall have been paid or declared, and a sum sufficient for the payment thereof set apart, no dividends shall be declared, and no distribution made, on any shares of common stock (other than in shares of common stock), nor shall any shares of common stock be purchased, redeemed, or otherwise acquired for value by the Corporation or any subsidiary, and no dividends shall be declared, and no distribution made, on any shares of any other series of or class of preferred stock unless proportionate dividends are paid on all series of parity ranking preferred shares, nor shall any shares of any other series or class of preferred stock be purchased, redeemed, or otherwise acquired for value by the Corporation or any subsidiary unless all such preferred shares are redeemed or an offer to purchase is made to all holders of such preferred shares on substantially equal terms.

    Provided, however, that, notwithstanding the foregoing:

    (a) the Corporation may make any required sinking fund redemption (including delinquent accrued dividends) on this or any other series or class of preferred stock if the number of shares of such series or class of preferred stock being so redeemed bears (as nearly as practicable) the same ratio to the aggregate number of shares of such series or class then due to be redeemed as the number of shares of this Series being redeemed bears to the aggregate number of shares of this Series then due to be redeemed;

    (b) the foregoing restrictions shall not apply to the acquisition of any stock solely in exchange for or solely out of the proceeds of sale of stock; and

    (c) the Corporation may declare and pay dividends on the Corporation's Adjustable Rate Cumulative Preferred Stock, Series F, without paying a proportionate dividend on shares of this Series.


B.  REDEMPTION AND SINKING FUND

    Mandatory Redemption (Sinking Fund). Shares of this Series shall be subject to redemption through the operation of a sinking fund (herein called the "Sinking Fund") at the redemption price (the "Sinking Fund Redemption Price") of $100 per share plus an amount equal to the dividends accrued and unpaid thereon to the redemption date, whether or not earned or declared. For the purposes of the Sinking Fund, out of any funds of the Corporation legally available therefor remaining after full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set apart for payment, as and when directed by the Board of Directors, the Corporation shall set aside in cash, annually on August 1 commencing August 1, 1994, and ending August 1, 2003, an amount sufficient to redeem, at the Sinking Fund Redemption Price, 10% of the shares of this Series. In the event such amounts are not set aside, the holders of shares of this Series shall have such exclusive rights and remedies as are set forth herein.

    The Sinking Fund shall be cumulative so that if on any such August 1 the funds of the Corporation legally available therefor shall be insufficient to permit any such amount to be set aside in full, or if for any other reason such amount shall not have been set aside in full, the amount of the deficiency shall be set aside, but without interest, before any cash dividend shall be paid or declared, or any distribution made, on any junior shares or before any junior shares or any shares of preferred stock shall be purchased, redeemed or otherwise acquired by the Corporation, or any moneys shall be paid to or set aside or made available for a sinking fund for the purchase or redemption of any junior shares or any shares or parity ranking preferred stock; provided, however, that, notwithstanding the existence of any such deficiency, the Corporation may make any required sinking fund redemption on any other series or class of preferred stock if the number of shares of such other series or class of preferred stock being so redeemed bears (as nearly as practicable) the same ratio to the aggregate number of shares of such other series or class then due to be redeemed as the number of shares of this Series being redeemed bears to the aggregate number of shares of this Series then due to be redeemed.

  Moneys in the Sinking Fund shall be applied on such August 1 to the redemption of shares of this Series. The Corporation shall, prior to each such Sinking Fund redemption, give notice of redemption as hereinafter provided.

  In addition, the Corporation shall have the right, at its option, to redeem at the Sinking Fund Redemption Price on August 1, 1994, and on any August 1 thereafter, an additional number of shares of this Series equal to the number it is required to redeem on such date. This right shall not be cumulative from year to year and shall not in the aggregate exceed 25% of the shares of this issue.

  Optional Redemption. Shares of this Series may be redeemed at the option of the Corporation, in whole or in part, on any date on or after August 1, 1993, upon at least 30 days' notice as hereinafter provided, out of any funds of the Corporation legally available therefor remaining after full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set aside for payment, at $105 per share plus an amount equal to the dividends accrued and unpaid to the date fixed for redemption, whether or not earned or declared, the total sum so payable being herein referred to as the "Redemption Price."

  Special Redemption. If the situation arises under which the Corporation is required to attain approval of a specified percentage of the holders of shares of this Series to effect a merger, consolidation or sale of assets, and such approval is denied, then the Corporation shall have the special option of redeeming shares of this Series as an entirety at the Sinking Fund Redemption Price.

  Repurchases. So long as the Corporation has paid or made provision for all dividends previously accrued on shares of this Series, it may repurchase shares of this Series on a negotiated basis, provided no redemption of shares of this Series (other than as required by the Mandatory Redemption (Sinking Fund) section of this Paragraph B) nor any other purchase or acquisition of shares of this Series by the Corporation shall constitute a redemption of such shares in lieu of or as a credit against the Mandatory Redemption (Sinking Fund) requirements of this Paragraph B.

  Notice and Payment. Notice of every redemption shall be sent by certified mail, return receipt requested, to the holders of record of the shares of this Series so to be redeemed, at their respective addresses as the same shall appear on the records of the Corporation, or as given by such holder to the Corporation for the purpose of notice, or if no such address appears or is so given, at the place where the principal office of the Corporation is located. Such notice shall be mailed at least 30 but not more than 60 days in advance of the date fixed for such redemption. Each such notice of redemption shall state how many, if not all, of the shares of the Series are to be redeemed, the date fixed for redemption, the Redemption Price and/or Sinking Fund Redemption Price and the manner and place of payment of such Redemption Price and/or Sinking Fund Redemption Price.

  Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice. In any case, failure duly to give notice by mail, or any defect in notice, to the holder of any share designated for redemption shall not affect the validity of the proceedings for the redemption of any other share.

  In the case of the redemption of a part only of the shares of this Series at the time outstanding, the Corporation shall select pro rata, in such reasonable manner as the Board of Directors may determine, the shares to be redeemed. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which and the terms and conditions upon which shares of this Series shall from time to time be redeemable. On and after the date specified in such notice, each holder of the shares of this Series called for redemption as aforesaid, upon presentation and surrender at the place designated in such notice of the certificate or certificates for shares of this Series held by him, properly endorsed in blank for transfer or accompanied by proper instruments of assignment in blank (if required by the Corporation) and bearing all necessary stock transfer tax stamps thereto affixed and cancelled, shall be entitled to receive therefor the redemption price thereof.

  From and after the date of redemption specified in such notice (unless default shall be made by the Corporation in providing moneys for the payment of the redemption price) all dividends upon shares of this Series so called for redemption shall cease to accrue and, from and after said date (unless default shall be made by the Company as aforesaid) or, if the Corporation shall so elect, from and after the date specified therefor in the notice of redemption (prior to the date of redemption so specified) on which the Corporation shall provide the moneys for the payment of the redemption price by depositing the amount thereof in trust for such purpose with a bank or trust company doing business in the Commonwealth of Kentucky, and having a capital and surplus of at least $10,000,000, all rights of the holders of shares of this Series so called for redemption as stockholders of the Corporation, excepting only the right to receive the redemp-tion price of such shares on and after the redemption date without interest thereon, shall cease and determine.

    In case any holders of shares of this Series so called for redemption shall not, within six years after such deposit, claim the amounts deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holders.

C.  CONVERSION RIGHTS

    The holders of shares of this Series shall not have the right to convert such shares into, or exchange such shares for, shares of any other class, or of any other series of the same class, of the Corporation.

D.  VOTING RIGHTS

    Except as otherwise required by law, holders of shares of this Series shall have no voting rights nor be entitled to notice of or to attend any meetings of stockholders; provided, however, that:

    (a) If and whenever accrued dividends on the shares of this Series or any preferred shares of any other series ranking on a parity shall not have been paid in an aggregate amount equal to or greater than six quarter-annual dividends on the shares of this Series or such other preferred shares at the time outstanding or if and whenever any mandatory redemptions of shares of this Series or any other preferred shares at the time ranking on a parity with this Series have not been made (each such series being, in this Paragraph D, called a "series in arrears") then, and in any such event, the number of Directors then constituting the entire Board of Directors of the Corporation shall automatically be increased by two Directors and the holders of the shares of all series in arrears, voting together as a single class, shall be entitled to fill such newly cre-ated directorships. Such right to vote as a single class to elect two Directors shall, when vested, continue until all dividends in default on the shares of this Series, and such other preferred shares, as the case may be, shall have been paid in full and all delinquent mandatory redemptions of shares of this Series and such other preferred shares, as the case may be, have been made and, when so done, such right to elect two Directors separately as a class shall cease, subject, always, to the same provisions for the vesting of such right to elect two Directors separately as a class in the case of future defaults. At any time when such right to elect two Directors separately as a class shall have so vested the Corporation may, and upon the written request of the holders of record of not less than 20% of the total number of shares of all series in arrears then outstanding shall, call a special meeting of the holders of such shares to fill such newly created directorships for the election of Directors. In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the By-Laws of the Corporation, provided that the Corporation shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing annual meeting of shareholders of the Corporation, at which meeting such newly created directorships shall be filled by the holders of the shares of each series in arrears, voting together as a single class.

    (b) So long as any shares of this Series are outstanding, the By-Laws of the Corporation shall at all times be such that the exercise, by the holders of shares of this Series (of any other series) of the right to elect Directors under the circumstances provided for in this Paragraph D will not contravene any provision of the Certificate of Incorporation restricting the number of

         Directors which may constitute the entire Board of Directors of the Corporation.

    (c) Directors elected pursuant to this Paragraph D shall serve until the earlier of:

         (1) the next annual meeting of the shareholders of the Corporation and the election (by the holders of the shares of each series in arrears) and qualification of their respective successors; or

         (2) the next annual meeting of the shareholders of the Corporation following the date upon which all dividends in default on the shares of each series in arrears shall have been paid in full and any default in mandatory redemption shall have been cured.

         If, prior to the end of the term of any Director elected as aforesaid, a vacancy in the office of such Director shall occur during the continuance of such a default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by appointment by the remaining Director elected as aforesaid of a new Director for the unexpired term of such former Director.

    Miscellaneous. Without the affirmative vote of the holders of at least two-thirds of the outstanding preferred shares, voting as a single class (or, if less than all of the outstanding series of preferred shares would be adversely affected thereby, without the affirmative vote of the holders of at least two-thirds of the outstanding shares of each such series so affected, voting as a separate class), the Corporation may not:

    (a) amend the Certificate of Incorporation so as to adversely affect the voting powers (except as such voting powers may be affected by the authorization of any additional preferred shares having the same voting rights as the outstanding preferred shares or by the authorization of any other shares of any class having voting rights which are not entitled to vote together with the preferred shares in any separate class vote of the preferred shares), rights, or preferences of the preferred shares or such series;


    (b) authorize or create any class of stock ranking prior to shares of this Series;

    (c) issue any additional preferred shares ranking on a parity with shares of this Series unless, after giving effect to such issuance and the application of the proceeds thereof, net income (excluding nonrecurring items) of the Corporation for any period of 12 consecutive months during the 18 months immediately preceding the date of such issuance would be equal to not less than 200% of the annual dividend requirements of all shares (outstanding and pro forma) ranking prior to or on a parity with the shares of this Series with respect to dividends;

    (d) effect any merger or consolidation unless the Corporation is the survivor or the surviving corporation is organized under the laws of a state of the United States and it issues new preferred shares in exchange for shares of this Series with terms at least as favorable as provided herein for shares of this Series; or

    (e)  effect a sale of substantially all of the assets of the Corporation.

    Voting. Whenever the holders of the preferred shares are entitled to vote as a single class, each holder of shares of this Series shall be entitled to one vote for each such share held of record and, to the extent permitted by applicable law:

    (a) each holder of shares of any other series of the preferred shares shall be entitled to one vote for each $100 of the liquidation price
         (without regard to accrued dividends) in respect of the involuntary liqui-dation, dissolution, or winding up of the Corporation of the shares of such series for each such share held of record; and

    (b) in the case of any such shares such liquidation price of which shall not be an integral multiple of $100, each holder thereof shall be entitled to a vote in respect of each such share so held equal to the result obtained by multiplying one by a fraction, the numerator of which is a number equal to the number of dollars constituting such liquidation price of such share and the denominator of which is 100.

E.  LIQUIDATION RIGHTS

    Before any distribution may be made to the holders of the common stock of the Corporation upon any liquidation, the holders of shares of this Series will be entitled to receive $100 per share plus an amount equal to the dividends accrued and unpaid thereon, whether or not earned or declared.

    If upon any dissolution, liquidation, or winding up of the Corporation, the assets available for distribution shall be insufficient to pay the holders of all shares of this Series then outstanding (and the holders of all shares of preferred stock of any other series then outstanding and ranking senior to or on a parity with the shares of this Series upon dissolution, liquidation or winding
up), the full amounts to which they respectively shall be entitled, the holders of shares of this Series (and the holders of shares of preferred stock of any other series ranking on a parity) shall share ratably in such distribution of assets in accordance with the amounts which would be payable if all such amounts were paid in full.

    Neither the consolidation nor merger of the Corporation with or into any other corporation nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Paragraph E.

        (2) The holders of shares of the Preferred Stock of each series shall be entitled to receive dividends, in accordance with the provisions of the resolution of the Board of Directors creating each series, out of funds legally available for the payment thereof, at the rates fixed by the Board of Directors for such series, and no more, before any dividends, other than dividends payable in Common Stock, shall be declared and paid, or set apart for payment, on the Common Stock with respect to the same dividend period.

        (3) Whenever, at any time, dividends on the then outstanding Preferred Stock as may be required with respect to any series outstanding shall have been paid or declared and set apart for payment on the then outstanding Preferred Stock, and after complying with respect to any retirement or sinking fund or funds for any series of Preferred Stock, the Board of Directors may, subject to the provisions of the resolution or resolutions creating any series of Preferred Stock, declare and pay dividends on the Common Stock.

        (4) The holders of shares of the Preferred Stock of each series shall be entitled upon liquidation or dissolution or upon the distribution of the assets of the Corporation to such preferences as are provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of Common Stock. Whenever the holders of shares of the Preferred Stock shall have been paid the full amounts to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share ratably in all assets of the Corporation remaining unless otherwise provided in the resolution or resolutions creating such series of Preferred Stock.

        (5) Except as otherwise provided by a resolution or resolutions of the Board of Directors creating any series of Preferred Stock or by the General Corporation Law of Delaware, the holders of shares of the Common Stock issued and outstanding shall have and possess the exclusive right to notice of stockholders' meetings and the exclusive power to vote.

        (6) The Preferred Stock purchased, redeemed or converted pursuant to any of the provisions of the resolution of the Board of Directors creating each series, shall, at the discretion of the Board of Directors, be held in the treasury of the Corporation subject to reissuance, or shall, from time to time, in the discretion of the Board of Directors, upon the filing and recording of such certificate as may be in accordance with the laws of the State of Delaware, be returned to the status of authorized and unissued shares of Preferred Stock, in which event such shares shall no longer be part of the series created in connection with the original issuance thereof.

        (7) No holder of the Preferred Stock of the Corporation shall be entitled as such, as a matter of right, to subscribe for, or purchase any part of, any new or additional issue of stock of the Corporation of any class or of any issue of securities convertible into or exchangeable for stock, or of any warrants or rights to purchase stock, whether now or hereafter authorized and whether issued for money or for a consideration other than money.

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

        (8) Each holder of Common Stock entitled to vote at any particular time shall have one vote for each share of stock held of record by such stockholder and at the time entitled to voting rights.

    (C) The shares of capital stock of the Corporation may be issued by the Corporation from time to time for such consideration not less than the par value thereof as from time to time may be fixed by the Board of Directors of the Corporation.

    FIFTH. The name and mailing address of the incorporator is Walter F. Gilges, 48 Wall Street, New York, New York 10005.

    SIXTH. The Board of Directors shall have the power to make, alter, amend and repeal the By-Laws of the Corporation (except so far as the By-Laws of the Corporation adopted by the stockholders shall otherwise provide). Any By-Laws made by the Board of Directors under the powers conferred hereby may be altered, amended or repealed by the Directors or by the stockholders. Notwithstanding the foregoing and anything contained in this Certificate of Incorporation to the contrary, Sections 1.2 and 1.10 of the Article I of the By-Laws, paragraphs (a),
(b), (d) and (e) of Section 2.2 of Article II of the By-Laws, and Section 2.9 of
Article II of the By-Laws shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holder of at least 80 percent of the voting power of all the shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80 percent of the voting power of all the shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with or to repeal this Article SIXTH.


    SEVENTH. Except as otherwise fixed by or pursuant to the provision of Article FOURTH hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). The directors, other than those who may be elected by any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be divided into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 1986 annual meeting of stockholders, the term of office of the second class to expire at the 1987 annual meeting of stockholders, and the term of office of the third class to expire at the 1988 annual meeting of stockholders. At each annual meeting of the stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

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

    Advanced notice of stockholder nominations for the election of directors shall be given in the manner provided in the By-Laws of the Corporation.

    Except as otherwise provided for or fixed by or pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent Director.

    Subject to the rights of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, any director may be removed from office, but only for cause and only by the affirmative vote of the holders of 80 percent of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.

    Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80 percent of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with or to repeal this Article SEVENTH.

    EIGHTH. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Except as otherwise required by law and subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80 percent of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with or to repeal this Article EIGHTH.

    NINTH. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable

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

jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said organization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

    TENTH. (A)(1) In addition to any affirmative vote required by law or this Certificate of Incorporation, and except as otherwise expressly provided in Section B of this Article TENTH:

         (a) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Shareholder (as hereinafter defined) or (ii) any other corporation (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of any Interested Shareholder; or

         (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any Affiliate of any Interested Shareholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value of $50,000,000 or more; or

         (c) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Shareholder or any Affiliate of any Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $50,000,000 or more; or

         (d) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Shareholder or any Affiliate of any Interested Shareholder; or

         (e) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Shareholder or any Affiliate of any Interested Shareholder;

shall require the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"), voting together as a single class (it being understood that for purposes of this Article TENTH, each share of the Voting Stock shall have the number of votes granted to it pursuant to Article FOURTH of this Certificate of Incorporation). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

    (2) The term "Business Combination" as used in this Article TENTH shall mean any transaction which is referred to in any one or more of clauses (a) through (e) of paragraph (1) of this Section A.

    (B) The provisions of Section A of this Article TENTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other provision of this Certificate of Incorporation, if all of the conditions specified in either of the following paragraphs (1) and (2) are met:

         (1) The Business Combination shall have been approved by a majority of the Disinterested Directors (as hereinafter defined).

         (2)  All of the following conditions shall have been met:

              (a) The aggregate amount of the cash and the Fair Market Value (as hereinafter defined) as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of the following:

                   (i) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers'
              fees) paid by the Interested Shareholder for any shares of Common Stock acquired by it (1) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date") or (2) in the transaction in which it became an Interested Shareholder, whichever is higher; and

                   (ii) the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Shareholder became an Interested Shareholder (such latter date is referred to in this Article TENTH as the "Determination Date"), whichever is higher.

         (b) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any

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

other class of outstanding Voting Stock shall be at least equal to the highest of the following (it being intended that the requirements of this Paragraph
(2)(b) shall be required to be met with respect to every class of outstanding Voting Stock, whether or not the Interested Shareholder has previously acquired any shares of a particular class of Voting Stock):

                (i) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Shareholder for any shares of such class of Voting Stock acquired by it (1) within the two-year period immediately prior to the Announcement Date or (2) in the transaction in which it became an Interested Shareholder, whichever is higher;

                (ii) (if applicable) the highest preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

                (iii) the Fair Market Value per share of such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher.

        (c) The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Shareholder has previously paid for shares of such class of Voting Stock. If the Interested Shareholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it. The price determined in accordance with Paragraphs
(2)(a) and (b) of this Section B shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

        (d) after such Interested Shareholder has become an Interested Shareholder and prior to the consummation of such Business Combination: (i) except as approved by a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on the outstanding Preferred Stock; (ii) there shall have been (1) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (2) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Disinterested Directors; and (iii) such Interested Shareholder shall have not become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Shareholder becoming an Interested Shareholder.

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

          (e) After such Interested Shareholder has become an Interested Shareholder, such Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or other tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.


         (f) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to public stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

(C)  For the purposes of this Article TENTH:

         (1) A "person" shall mean any individual, firm, corporation or other entity.

         (2) "Interested Shareholder" shall mean any person (other than the Corporation or any Subsidiary) who or which:

             (a) is the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding Voting Stock; or

             (b) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding Voting Stock; or

             (c) is an assignee or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or a series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

         (3) A person shall be a "Beneficial Owner" of any Voting Stock:

             (a) which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly; or

             (b) which such person or any of its Affiliates or Associates has
         (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or

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

         otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; or

             (c) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

         (4) For the purposes of determining whether a person is an Interested Shareholder pursuant to Paragraph (2) of this Section C, the number of shares of Voting Stock deemed to be outstanding shall not include shares deemed owned through application of Paragraph (3) of this Section C but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

         (5) "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on February 19, 1985.

         (6) "Subsidiary" means any corporation, of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Shareholder set forth in Paragraph (2) of this Section C, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

         (7) "Disinterested Director" means any member of the Board of Directors of the Corporation (the "Board") who is unaffiliated with the Interested Shareholder and was a member of the Board prior to the time that the Interested Shareholder became an Interested Shareholder, and any successor of a Disinterested Director who is unaffiliated with the Interested Shareholder and is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the Board.

         (8) "Fair Market Value" means: (a) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by the Board in good faith; and (b) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the Board in good faith.

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

         (9) In the event of any Business Combination in which the Corporation survives, the phrase "other consideration to be received" as used in Paragraphs (2)(a) and (b) of Section B of this Article TENTH shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

    (D) A majority of the directors of the Corporation shall have the power and duty to determine for the purposes of this Article TENTH, on the basis of information known to them after reasonable inquiry, (1) whether a person is an Interested Shareholder, (2) the number of shares of Voting Stock beneficially owned by any person, (3) whether a person is an Affiliate or Associate of another, (4) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $50,000,000 or more. A majority of the directors of the Corporation shall have the further power to interpret all of the terms and provisions of this Article TENTH.

    (E) Nothing contained in this Article TENTH shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

    (F) Notwithstanding any other provisions of this Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws of the Corporation), the affirmative vote of the holders of 80 percent or more of the outstanding Voting Stock, voting together as a single class, shall be required to alter, amend, adopt any provisions inconsistent with or to repeal this Article TENTH.

    ELEVENTH. (A) A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

    (B)(1) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that such person, or another person for whom such person is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person's heirs, executors and administrators; provided, however, that, except as provided in Section (B), paragraph (2) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in such person's capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise.

        (2) If a claim under Section (B), paragraph (1) of this Article Eleventh is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the claimant has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard or conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         (3) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article Eleventh shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Law, agreement, vote of stockholders or disinterested directors or otherwise.

   (4) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

II. The capital of the corporation will not be reduced under or by reason of this Restated Certificate of Incorporation.

III. In accordance with Section 245(b) of the General Corporation Law of the State of Delaware, the Restated Certificate of Incorporation of Capital Holding Corporation was duly approved by the Board of Directors of the Corporation at a meeting duly held on August 5, 1987.

IV. The Restated Certificate of Incorporation of Capital Holding Corporation set forth above only restates and integrates and does not further amend the Certificate of Incorporation of Capital Holding Corporation as heretofore amended, and there is no discrepancy between those provisions and the provisions of the restated certificate.

   IN WITNESS WHEREOF, this Certificate is made under the seal of said Capital Holding Corporation and signed by Irving W. Bailey, II, its President and Chief Operating Officer, and by John S. Speed, its Secretary, this 5th day of October, 1987.

                                       /s/ IRVING W. BAILEY, II
                                       ----------------------------------------
                                       Irving W. Bailey, II
                                       President and Chief Operating Officer of
                                       Capital Holding Corporation

[Corporate Seal]

                                       /s/ JOHN S. SPEED
                                       ----------------------------------------
                                       John S. Speed
                                       Secretary of Capital Holding Corporation

ATTEST:

/s/ JOHN S. SPEED
-------------------------------
John S. Speed
Secretary of Capital Holding
Corporation

STATE OF KENTUCKY      )
                       ) SS:
COUNTY OF JEFFERSON    )

   BE IT REMEMBERED that on this 5th day of October, 1987, personally came before me, a Notary Public in and for the State and County aforesaid, Irving W. Bailey, II, President and Chief Operating Officer of Capital Holding

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

Corporation, a corporation of the State of Delaware, the Corporation described in, and the seal of which is affixed to the foregoing Restated Certificate of Incorporation known to me personally to be such, and he, the said Irving W. Bailey, II, as such President and Chief Operating Officer, duly executed said certificate before me and acknowledged said Restated Certificate of Incorporation to be his act and deed and the act and deed of such Corporation; that the signatures of the said President and Chief Operating Officer and of John S. Speed, Secretary of said Corporation, to said foregoing certificate are in the handwriting of the said President and Chief Operating Officer and Secretary of said Corporation, respectively, and the seal affixed to said Restated Certificate of Incorporation is the seal of said Corporation.

   IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                                       /s/ JOAN B. WEYER
                                       -----------------------------------------
                                       Notary Public, Jefferson County, Kentucky

                                       My Commission Expires: 4-5-88
                                                              ------

[Notarial Seal]

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

                           CERTIFICATE OF AMENDMENT
                       TO CERTIFICATE OF INCORPORATION
                                      OF
                          CAPITAL HOLDING CORPORATION


     Irving W. Bailey II and R. Michael Slaven, being the President and Secretary, respectively, of Capital Holding Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), do hereby certify as follows:

     1. That the Board of Directors of the Corporation, in accordance with Sections 222 and 242 of the General Corporation Law of the State of Delaware, at a regularly scheduled meeting adopted the resolutions set forth below proposing amendments to the Certificate of Incorporation of the Corporation (the "Amendments") and further directed that the Amendments be submitted to the stockholders of the Corporation entitled to vote thereon for their consideration and approval:

     "RESOLVED, that the Certificate of Incorporation of the Corporation be amended by deleting Article FIRST of the Certificate of Incorporation in its entirety and substituting a new Article FIRST in its place to read as follows:

          FIRST. The name of the Corporation is Providian Corporation."

          "RESOLVED, that the Board of Directors declares advisable, and adopts, the Amendments to the Corporation's Certificate of Incorporation set forth below and directs that said Amendments be considered at the next Annual Meeting of stockholders to be held on May 11, 1994:

           That paragraph (A) of the Article FOURTH be and hereby is amended to read in its entirety as follows:


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

   FOURTH: (A) The total number of shares of all classes of stock which the Corporation shall have authority to issue is three hundred and thirty-one million, of which six million are to be Preferred Stock, par value $5 per share (hereafter called the "Preferred Stock"), twenty-five million are to be Preference Stock, par value $.01 per share (hereafter called the "Preference Stock") and three hundred million are to be Common Stock, par value $1 per share (hereafter called the "Common Stock").

   That paragraph (C) of Article FOURTH of the Certificate of Incorporation of Capital Holding be and hereby is redesignated as paragraph (D), and that a new paragraph (C) be added, to read in its entirety as follows:

   (C) The board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preference Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof; provided, however, that no voting rights or powers shall be established with respect to the Preference Stock or any series thereof which will entitle the holders of such Preference Stock or series thereof to more than one vote per share when voting as a class with the holders of shares of Common Stock.

   The number of authorized shares of Preference Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preference Stock, or of any series thereof, unless a vote of the holders of any such series is required pursuant to the certificate or certificates establishing such series of Preference Stock.

   FURTHER RESOLVED, that the proper officers of the Corporation be, and each of them, with full authority to act and perform, or cause to be done and performed, all such acts, deeds and things and to make, execute and deliver or cause to be made, executed and delivered, all such agreements, undertakings, documents, instruments or certificates in the name and

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

   on behalf of the Corporation or otherwise as each such officer may deem necessary or appropriate to effectuate or carry out fully the purpose and intent of the foregoing resolutions, including the performance of the obligations of the Corporation with respect to the filing of a Certificate of Amendment with the office of the Secretary of State of the State of Delaware."

   2. That thereafter pursuant to resolution of the Board of Directors, at the annual meeting of stockholders of the Corporation, duly called and held pursuant to written notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute was voted in favor of the Amendments.

   3. That said Amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

   IN WITNESS WHEREOF, the undersigned, being the President and Secretary hereinabove named, for the purpose of amending the Certificate of Incorporation of the Corporation pursuant to the General Corporation Law of the State of Delaware, under penalties of perjury do each hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true, and

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

accordingly have hereunto signed this Certificate of Amendment to Certificate of Incorporation this 11th day of May, 1994.

                                            By:
                                                -----------------------
                                                Irving W. Bailey II
                                                President

ATTEST:

By:
    ---------------------
    R. Michael Slaven
    Secretary

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